Exhibit 99.9

Supplement to the

Estimates

Fiscal Year Ending March 31, 2013

Supplement to the

Estimates

Fiscal Year Ending March 31, 2013

British Columbia Cataloguing in Publication Data

British Columbia.

Estimates, fiscal year ending March 31. —1983 —

Annual

Continues: British Columbia. Ministry of Finance.

Estimates of revenue and expenditure. ISSN 0707-3046

Vols. For 1983 - have suppl.

Imprint varies: Ministry of Finance, 1983-1987: Ministry Of Finance and Corporate Relations, 1988-June 2001: Ministry of Finance, June 2001-

Also available on the Internet.

ISSN 0712-4597 = Estimates — Province of British Columbia

1.	British Columbia — Appropriations and expenditures - Periodicals.
2.	Budget — British Columbia - Periodicals.
3.	Revenue — British Columbia - Periodicals.
I.	British Columbia. Ministry of Finance.
II.	British Columbia. Ministry of Finance and Corporate Relations.
III.	Title.

HJ13.B742	354.7110072’225	C82-089032-4

INTRODUCTION

CONSOLIDATED REVENUE FUND OPERATING EXPENSES

This publication provides summary and detailed Consolidated Revenue Fund expenses for special offices, ministries and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries and External Recoveries). Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for the 2011/12 Estimates. Each column thereafter provides 2012/13 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Sub-total columns are also presented to parallel the group account classification totals found in the Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

CONSOLIDATED REVENUE FUND CAPITAL EXPENDITURES

This publication also provides details, by special office, ministry and other appropriation, for capital expenditures. Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECT OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses and capital expenditures by sub-vote, by group account and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s Budget web site: http://www.bcbudget.gov.bc.ca/.

Salaries and Benefits

50      Base Salaries

51      Supplementary Salary Costs

52      Employee Benefits

54      Legislative Salaries and Indemnities

Operating Costs

55      Boards, Commissions and Courts - Fees and Expenses

57      Public Servant Travel

59      Centralized Management Support Services

60      Professional Services

63      Information Systems - Operating

65      Office and Business Expenses

67      Informational Advertising and Publications

68      Statutory Advertising and Publications

69      Utilities, Materials and Supplies

70      Operating Equipment and Vehicles

72      Non-Capital Roads and Bridges

73      Amortization

75      Building Occupancy Charges

Government Transfers

77      Transfers -Grants

79      Transfers -Entitlements

80      Transfers - Agreements

Other Expenses

81      Transfers Between Votes and Special Accounts

83      Interest on the Public Debt

85      Other Expenses

Internal Recoveries

86      Recoveries Between Votes and Special Accounts

88      Recoveries Within the Consolidated Revenue Fund

External Recoveries

89      Recoveries Within the Government Reporting Entity

90      Recoveries External to the Government Reporting Entity

CONSOLIDATED REVENUE FUND OPERATING SUMMARY ($000)

	Total	Total						Total
	2011/12	Salaries	Total	Total	Total	Total	Total	2012/13
	Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account	Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Legislation
1 Legislation	68,862	39,763	12,005	—	18,027	(524)	—	69,271
Officers of the Legislature
2 Auditor General	15,752	11,986	3,766	—	—	—	—	15,752
3 Conflict of Interest Commissioner	480	287	193	—	—	—	—	480
4 Elections BC	8,134	3,997	4,134	—	3	—	—	8,134
5 Information and Privacy Commissioner	4,906	3,592	1,809	—	—	(3)	(2)	5,396
6 Merit Commissioner	1,062	668	356	—	—	—	—	1,024
7 Ombudsperson	5,372	4,583	1,588	—	—	(684)	(115)	5,372
8 Police Complaint Commissioner	2,796	1,972	1,024	—	—	—	—	2,996
9 Representative for Children and Youth	7,317	4,912	2,376	25	4	—	—	7,317
Total	45,819	31,997	15,246	25	7	(687)	(117)	46,471
Office of the Premier
10 Office of the Premier	9,008	7,884	1,233	476	434	(318)	(701)	9,008
Ministry of Aboriginal Relations and Reconciliation
11 Ministry Operations	35,010	19,375	6,745	6,171	2,933	(6)	(465)	34,753
12 Treaty and Other Agreements Funding	40,021	—	—	40,456	—	—	(449)	40,007
Special Account(s)	4,999	80	44	5,257	—	—	—	5,381
Total	80,030	19,455	6,789	51,884	2,933	(6)	(914)	80,141
Ministry of Advanced Education
13 Ministry Operations	1,963,369	19,768	7,205	1,979,347	259	(17,002)	(17,639)	1,971,938
Ministry of Agriculture
14 Ministry Operations	52,297	25,493	9,280	25,373	13,087	(8)	(20,911)	52,314
15 Agricultural Land Commission	1,974	1,531	446	—	1	(1)	(3)	1,974
Special Account(s)	18,500	—	1,250	—	17,251	—	(1)	18,500
Less: Transfer from Ministry Operations Vote	(7,000)	—	—	—	(7,000)	—	—	(7,000)
Total	65,771	27,024	10,976	25,373	23,339	(9)	(20,915)	65,788
Ministry of Children and Family Development
16 Ministry Operations	1,330,691	313,787	62,879	1,029,525	3,134	(2,518)	(73,516)	1,333,291
Ministry of Community, Sport and Cultural Development
17 Ministry Operations	243,265	19,053	10,627	447,460	20	(6,446)	(170,449)	300,265
Special Account(s)	10,642	—	—	4,200	6,442	—	—	10,642
Total	253,907	19,053	10,627	451,660	6,462	(6,446)	(170,449)	310,907
Ministry of Education
18 Ministry Operations	5,241,877	24,902	36,478	5,272,762	1,072	(644)	(25,932)	5,308,638
Special Account(s)	—	3,761	2,359	—	90	—	—	6,210
Total	5,241,877	28,663	38,837	5,272,762	1,162	(644)	(25,932)	5,314,848

CONSOLIDATED REVENUE FUND OPERATING SUMMARY ($000)

		Total	Total						Total
		2011/12	Salaries	Total	Total	Total	Total	Total	2012/13
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Energy and Mines
19	Ministry Operations	48,457	19,128	14,122	15,485	1,522	(7)	(16)	50,234
20	Housing	345,444	9,222	1,737	335,222	63	—	(2)	346,242
21	Liquor and Gaming Administration	18,362	20,021	4,279	108,605	615	—	(115,374)	18,146
	Special Account(s)	24,947	399	107	24,441	—	—	—	24,947
	Total	437,210	48,770	20,245	483,753	2,200	(7)	(115,392)	439,569
Ministry of Environment
22	Ministry Operations	100,388	69,050	39,829	3,896	10,353	(20,375)	(3,387)	99,366
23	Environmental Assessment Office	8,754	5,245	2,312	800	400	(1)	(2)	8,754
	Special Account(s)	20,805	—	500	—	20,305	—	—	20,805
	Total	129,947	74,295	42,641	4,696	31,058	(20,376)	(3,389)	128,925
Ministry of Finance
24	Ministry Operations	120,156	90,545	90,923	23,434	57,314	(17,649)	(127,358)	117,209
25	Public Service Agency	51,163	29,263	25,915	—	6,218	(9,163)	(1,070)	51,163
26	Benefits	1	447,179	2,780	400	10	(398,134)	(52,234)	1
	Special Account(s)	4,201	4,009	3,740	—	45,883	(47,080)	(2,351)	4,201
	Total	175,521	570,996	123,358	23,834	109,425	(472,026)	(183,013)	172,574
Ministry of Forests, Lands and Natural Resource Operations
27	Ministry Operations	363,149	232,160	198,036	13,279	56,392	(43,755)	(76,033)	380,079
28	Direct Fire	62,901	42,320	36,872	—	—	(1,670)	(14,621)	62,901
	Special Account(s)	163,552	22,906	83,487	76,507	58,121	(2)	(81,965)	159,054
	Total	589,602	297,386	318,395	89,786	114,513	(45,427)	(172,619)	602,034
Ministry of Health
29	Ministry Operations	15,585,674	112,396	116,419	16,188,400	2,196	(147,591)	(238,953)	16,032,867
	Special Account(s)	147,250	—	—	—	147,250	—	—	147,250
	Total	15,732,924	112,396	116,419	16,188,400	149,446	(147,591)	(238,953)	16,180,117
Ministry of Jobs, Tourism and Innovation
30	Ministry Operations	237,168	52,311	61,852	314,297	460	(1,863)	(192,949)	234,108
	Special Account(s)	500	—	—	500	—	—	—	500
	Total	237,668	52,311	61,852	314,797	460	(1,863)	(192,949)	234,608
Ministry of Justice
31	Attorney General Operations	353,239	263,010	77,793	93,287	12,015	(70,555)	(7,213)	368,337
32	Solicitor General Operations	570,677	186,493	41,259	437,000	3,318	(14,809)	(41,454)	611,807
33	Judiciary	67,025	59,527	7,309	179	26	—	—	67,041
34	Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500
35	Independent Investigations Office	—	6,184	3,016	—	100	—	—	9,300
36	British Columbia Utilities Commission	1	3,564	3,110	—	1	—	(6,674)	1
37	Emergency Program Act	14,478	1,298	7,481	5,699	—	—	—	14,478
	Special Account(s)	23,645	21,280	7,458	3,758	10,389	—	(19,207)	23,678
	Less: Transfer from Ministry Operations Vote	(8,860)	—	—	—	(8,893)	—	—	(8,893)
	Total	1,044,705	541,356	147,426	539,923	41,456	(85,364)	(74,548)	1,110,249

CONSOLIDATED REVENUE FUND OPERATING SUMMARY ($000)

		Total	Total						Total
		2011/12	Salaries	Total	Total	Total	Total	Total	2012/13
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Labour, Citizens’ Services and Open Government
38	Ministry Operations	66,812	57,357	23,249	6,410	3,188	(12,350)	(10,880)	66,974
39	Shared Services BC	434,144	85,928	569,477	—	99,366	(157,142)	(157,885)	439,744
40	Government Communications and Public Engagement	26,155	18,763	7,101	—	572	(178)	(103)	26,155
41	Labour Programs	15,713	35,571	6,659	—	427	(503)	(26,441)	15,713
	Total	542,824	197,619	606,486	6,410	103,553	(170,173)	(195,309)	548,586
Ministry of Social Development
42	Ministry Operations	2,338,463	122,174	31,017	2,610,555	6,260	(138)	(313,088)	2,456,780
Ministry of Transportation and Infrastructure
43	Ministry Operations	806,922	114,625	1,674,306	279,405	1,150	(4)	(1,262,561)	806,921
Management of Public Funds and Debt
44	Management of Public Funds and Debt	1,349,301	—	—	—	2,359,706	—	(1,072,215)	1,287,491
Other Appropriations
45	Contingencies (All Ministries) and New Programs	602,942	—	—	—	300,000	—	—	300,000
46	Capital Funding	1,543,311	—	—	1,061,586	—	—	—	1,061,586
47	Commissions on Collection of Public Funds	1	—	—	—	20,680	—	(20,679)	1
48	Allowances for Doubtful Revenue Accounts	1	—	—	—	151,471	—	(151,470)	1
49	Tax Transfers	936,392	—	—	1,091,405	—	—	—	1,091,405
50	Auditor General for Local Government	—	1,180	1,420	—	3	(1)	(2)	2,600
51	Environmental Appeal Board and Forest Appeals Commission	2,075	968	1,089	—	20	(1)	(1)	2,075
52	Forest Practices Board	3,815	2,328	1,487	—	4	(1)	(3)	3,815
	Total	3,088,537	4,476	3,996	2,152,991	472,178	(3)	(172,155)	2,461,483
	Overall Total	35,532,958	2,643,798	3,311,938	31,505,602	3,447,162	(971,126)	(4,306,374)	35,631,000
	Adjusted Totals (1)		2,247,153	3,171,258	31,505,602	3,013,361	—	(4,306,374)

(1)          Amounts are net of adjustments to eliminate double counting. See page 8.

CONSOLIDATED REVENUE FUND CAPITAL SUMMARY ($000)

		Total										Total
		2011/12					Furniture				Roads,	2012/13
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenses	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenses
Legislation
1	Legislation	6,274	—	—	—	—	709	—	371	3,140	—	4,220
Officers of the Legislature
2	Auditor General	250	30	—	—	—	72	—	128	50	—	280
3	Conflict of Interest Commissioner	—	—	—	—	—	—	—	—	—	—	—
4	Elections BC	1,439	—	—	—	—	—	—	735	—	—	735
5	Information and Privacy Commissioner	45	—	—	—	—	5	—	40	—	—	45
6	Merit Commissioner	15	—	—	—	—	5	—	10	—	—	15
7	Ombudsperson	75	—	—	—	—	5	—	70	—	—	75
8	Police Complaint Commissioner	25	—	—	—	—	2	—	23	—	—	25
9	Representative for Children and Youth	80	—	—	—	—	30	—	60	50	—	140
	Total	1,929	30	—	—	—	119	—	1,066	100	—	1,315
Office of the Premier
10	Office of the Premier	1	—	—	—	—	1	—	—	—	—	1
Ministry of Aboriginal Relations and Reconciliation
11	Ministry Operations	1	—	—	—	—	1	—	390	—	—	391
12	Treaty and Other Agreements Funding	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	1	—	—	—	—	1	—	390	—	—	391
Ministry of Advanced Education
13	Ministry Operations	504	—	—	—	—	4	—	892	—	—	896
Ministry of Agriculture
14	Ministry Operations	215	—	—	—	212	3	—	75	—	—	290
15	Agricultural Land Commission	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	215	—	—	—	212	3	—	75	—	—	290
Ministry of Children and Family Development
16	Ministry Operations	690	—	—	—	202	28	47	—	—	—	277
Ministry of Community, Sport and Cultural Development
17	Ministry Operations	832	—	—	—	—	2	—	882	—	—	884
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	832	—	—	—	—	2	—	882	—	—	884
Ministry of Education
18	Ministry Operations	2,002	—	—	—	—	2	—	976	—	—	978
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	2,002	—	—	—	—	2	—	976	—	—	978

CONSOLIDATED REVENUE FUND CAPITAL SUMMARY ($000)

		Total										Total
		2011/12					Furniture				Roads,	2012/13
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenses	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenses
Ministry of Energy and Mines
19	Ministry Operations	65,135	—	—	—	120	—	52	996	—	27,000	28,168
20	Housing	—	—	—	—	—	—	—	—	—	—	—
21	Liquor and Gaming Administration	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	65,135	—	—	—	120	—	52	996	—	27,000	28,168
Ministry of Environment
22	Ministry Operations	11,939	2,083	13,980	—	1,342	10	—	—	—	—	17,415
23	Environmental Assessment Office	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	400	—	400	—	—	—	—	—	—	—	400
	Total	12,339	2,083	14,380	—	1,342	10	—	—	—	—	17,815
Ministry of Finance
24	Ministry Operations	2,511	—	—	—	—	10	50	9,595	—	—	9,655
25	Public Service Agency	—	—	—	—	—	—	—	—	—	—	—
26	Benefits	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	2,511	—	—	—	—	10	50	9,595	—	—	9,655
Ministry of Forests, Lands and Natural Resource Operations
27	Ministry Operations	21,465	—	3,660	6,648	1,161	18	438	3,956	—	11,842	27,723
28	Direct Fire	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	24,200	—	—	—	161	—	—	490	—	26,849	27,500
	Total	45,665	—	3,660	6,648	1,322	18	438	4,446	—	38,691	55,223
Ministry of Health
29	Ministry Operations	31,207	—	—	—	—	30	—	16,359	225	—	16,614
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	31,207	—	—	—	—	30	—	16,359	225	—	16,614
Ministry of Jobs, Tourism and Innovation
30	Ministry Operations	3,456	—	—	—	—	1	—	3,102	—	—	3,103
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	3,456	—	—	—	—	1	—	3,102	—	—	3,103
Ministry of Justice
31	Attorney General Operations	6,270	—	—	—	2,015	24	828	2,224	—	—	5,091
32	Solicitor General Operations	6,834	—	—	—	1,924	17	683	2,135	—	—	4,759
33	Judiciary	704	—	—	—	—	50	—	540	—	—	590
34	Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
35	Independent Investigations Office	—	—	—	—	—	—	—	1,882	—	—	1,882
36	British Columbia Utilities Commission	10	—	—	—	—	—	—	20	—	—	20
37	Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	499	—	—	—	—	—	—	540	—	—	540
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	14,317	—	—	—	3,939	91	1,511	7,341	—	—	12,882

CONSOLIDATED REVENUE FUND CAPITAL SUMMARY ($000)

		Total										Total
		2011/12					Furniture				Roads,	2012/13
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenses	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenses
Ministry of Labour, Citizens’ Services and Open Government
38	Ministry Operations	3,340	—	—	—	—	12	47	2,690	—	—	2,749
39	Shared Services BC	98,496	—	—	123,740	60	210	350	24,723	17,031	—	166,114
40	Government Communications and Public Engagement	—	—	—	—	915	—	—	—	—	—	915
41	Labour Programs	433	—	—	—	—	—	—	—	—	—	—
	Total	102,269	—	—	123,740	975	222	397	27,413	17,031	—	169,778
Ministry of Social Development
42	Ministry Operations	38,383	—	—	—	—	128	—	31,910	500	—	32,538
Ministry of Transportation and Infrastructure
43	Ministry Operations	4,245	—	—	—	700	10	1,784	1,745	—	—	4,239
Management of Public Funds and Debt
44	Management of Public Funds and Debt	—	—	—	—	—	—	—	—	—	—	—
Other Appropriations
45	Contingencies (All Ministries) and New Programs	50,000	—	—	25,000	—	—	—	70,000	—	—	95,000
46	Capital Funding	—	—	—	—	—	—	—	—	—	—	—
47	Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
48	Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
49	Tax Transfers	—	—	—	—	—	—	—	—	—	—	—
50	Auditor General for Local Government	—	—	—	—	—	—	—	—	—	—	—
51	Environmental Appeal Board and Forest Appeals Commission	—	—	—	—	—	—	—	—	—	—	—
52	Forest Practices Board	—	—	—	—	—	—	—	—	—	—	—
	Total	50,000	—	—	25,000	—	—	—	70,000	—	—	95,000
	Overall Total	381,975	2,113	18,040	155,388	8,812	1,389	4,279	177,559	20,996	65,691	454,267

OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments		Adjusted Total
50	Base Salaries	1,750,558	—		1,750,558
51	Supplementary Salary Costs	25,825	—		25,825
52	Employee Benefits	853,814	(396,645	)(1)	457,169
54	Legislative Salaries and Indemnities	13,601	—		13,601
	Salaries and Benefits	2,643,798	(396,645)		2,247,153
55	Boards, Commissions, and Courts - Fees and Expenses	12,940	—		12,940
57	Public Servant Travel	55,842	—		55,842
59	Centralized Management Support Services	65,531	(65,531	)(2)	—
60	Professional Services	525,044	(2,553	)(3)	522,491
63	Information Systems - Operating	333,118	(62,852	)(3)	270,266
65	Office and Business Expenses	89,720	(9,744	)(3)	79,976
67	Advertising and Publications	16,305	—		16,305
68	Statutory Advertising and Publications	2,531	—		2,531
69	Utilities, Materials and Supplies	730,851	—		730,851
70	Operating Equipment and Vehicles	84,890	—		84,890
72	Non-Capital Roads and Bridges	846,506	—		846,506
73	Amortization	243,750	—		243,750
75	Building Occupancy Charges	304,910	—		304,910
	Operating Costs	3,311,938	(140,680)		3,171,258
77	Transfers - Grants	812,521	—		812,521
79	Transfers - Entitlements	20,076,706	—		20,076,706
80	Transfers - Agreements	10,616,375	—		10,616,375
	Government Transfers	31,505,602	—		31,505,602
81	Transfer Between Votes and Special Accounts	195,814	(195,814	)(4)	—
83	Interest on the Public Debt	1,284,124	—		1,284,124
85	Other Expenses	1,967,224	(237,987	)(3)	1,729,237
	Other Expenses	3,447,162	(433,801)		3,013,361
86	Recoveries Between Votes and Special Accounts	(195,814)	195,814	(4)	—
88	Recoveries Within the Consolidated Revenue Fund	(775,312)	775,312	(5)	—
	Internal Recoveries	(971,126)	971,126		—
89	Recoveries External to the Consolidated Revenue Fund	(1,805,952)	—		(1,805,952)
90	Recoveries External to the Government Reporting Entity	(2,500,422)	—		(2,500,422)
	External Recoveries	(4,306,374)	—		(4,306,374)
	Net Operating Expenses	35,631,000	—		35,631,000

(1)          Recoveries from ministries by the Public Service Agency for employee benefits.

(2)          Recoveries from ministries by the Office of the Premier, Finance, and Justice for centrally managed services such as legal services.

(3)          Recoveries between ministries for other centralized services such as banking charges, business and technology services, professional services, and other corporate services.

(4)          Transfers between special accounts and votes in Agriculture; Community, Sport and Cultural Development; Environment; Forests, Lands and Natural Resource Operations; Health; and Justice.

(5)          Recoveries for costs referred to in Notes 1, 2, and 3.

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATION

($000)

VOTE 1 Legislation

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislation	68,862	17,040	172	12,022	10,529	39,763	—	195	—	893	1,721	3,004	9	320	2,618
Members’ Services	35,993	354	—	7,760	9,548	17,662	—	37	—	75	240	359	—	90	—
Caucus Support Services	6,993	4,909	—	1,168	—	6,077	—	—	—	—	—	863	—	—	—
Office of the Speaker	421	257	—	62	—	319	—	2	—	—	4	55	—	—	1
Clerk of the House	1,098	137	—	200	690	1,027	—	—	—	47	10	15	—	—	—
Clerk of the Committees	625	242	—	105	192	539	—	12	—	5	30	28	—	—	—
Legislative Operations	12,281	4,136	59	998	—	5,193	—	70	—	333	1,273	1,287	9	230	1,692
Sergeant-at-Arms	4,716	3,151	108	799	99	4,157	—	33	—	130	44	175	—	—	82
Hansard	4,087	2,454	—	592	—	3,046	—	33	—	294	63	162	—	—	493
Legislative Library	2,648	1,400	5	338	—	1,743	—	8	—	9	57	60	—	—	350

Total	68,862	17,040	172	12,022	10,529	39,763	—	195	—	893	1,721	3,004	9	320	2,618

LEGISLATION

($000)

VOTE 1 Legislation

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Legislation	46	—	2,000	1,199	12,005	—	—	—	—	—	—	18,027	18,027	—	(524)	(524)	—	—	—	69,271
Members’ Services	—	—	—	—	801	—	—	—	—	—	—	17,929	17,929	—	—	—	—	—	—	36,392
Caucus Support Services	—	—	—	—	863	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,940
Office of the Speaker	—	—	—	—	62	—	—	—	—	—	—	40	40	—	—	—	—	—	—	421
Clerk of the House	—	—	—	—	72	—	—	—	—	—	—	50	50	—	—	—	—	—	—	1,149
Clerk of the Committees	—	—	—	—	75	—	—	—	—	—	—	1	1	—	—	—	—	—	—	615
Legislative Operations	12	—	2,000	1,096	8,002	—	—	—	—	—	—	7	7	—	(524)	(524)	—	—	—	12,678
Sergeant-at-Arms	34	—	—	40	538	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,695
Hansard	—	—	—	63	1,108	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,154
Legislative Library	—	—	—	—	484	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,227

Total	46	—	2,000	1,199	12,005	—	—	—	—	—	—	18,027	18,027	—	(524)	(524)	—	—	—	69,271

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General	15,752	9,029	400	2,292	265	11,986	—	537	—	1,193	391	713	—	—	—

Total	15,752	9,029	400	2,292	265	11,986	—	537	—	1,193	391	713	—	—	—

VOTE 3 Conflict of Interest Commissioner

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	480	64	—	20	203	287	—	20	—	108	12	15	—	1	2

Total	480	64	—	20	203	287	—	20	—	108	12	15	—	1	2

VOTE 4 Elections BC

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Elections BC	8,134	2,925	61	752	259	3,997	—	85	—	171	1,842	259	29	2	6

Total	8,134	2,925	61	752	259	3,997	—	85	—	171	1,842	259	29	2	6

VOTE 5 Information and Privacy Commissioner

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	4,906	2,708	6	619	259	3,592	—	67	—	750	97	113	25	20	16

Total	4,906	2,708	6	619	259	3,592	—	67	—	750	97	113	25	20	16

VOTE 6 Merit Commissioner

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	1,062	392	30	109	137	668	—	13	—	75	31	25	2	5	2

Total	1,062	392	30	109	137	668	—	13	—	75	31	25	2	5	2

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General	12	—	207	713	3,766	—	—	—	—	—	—	—	—	—	—	—	—	—	—	15,752

Total	12	—	207	713	3,766	—	—	—	—	—	—	—	—	—	—	—	—	—	—	15,752

VOTE 3 Conflict of Interest Commissioner

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Conflict of Interest Commissioner	—	—	—	35	193	—	—	—	—	—	—	—	—	—	—	—	—	—	—	480

Total	—	—	—	35	193	—	—	—	—	—	—	—	—	—	—	—	—	—	—	480

VOTE 4 Elections BC

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Elections BC	1	—	733	1,006	4,134	—	—	—	—	—	—	3	3	—	—	—	—	—	—	8,134

Total	1	—	733	1,006	4,134	—	—	—	—	—	—	3	3	—	—	—	—	—	—	8,134

VOTE 5 Information and Privacy Commissioner

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Information and Privacy Commissioner	12	—	157	552	1,809	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	5,396

Total	12	—	157	552	1,809	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	5,396

VOTE 6 Merit Commissioner

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Merit Commissioner	—	—	54	149	356	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,024

Total	—	—	54	149	356	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,024

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ombudsperson	5,372	3,387	45	892	259	4,583	—	60	—	135	186	205	60	22	25

Total	5,372	3,387	45	892	259	4,583	—	60	—	135	186	205	60	22	25

VOTE 8 Police Complaint Commissioner

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	2,796	1,350	5	358	259	1,972	—	52	—	415	43	87	12	4	5

Total	2,796	1,350	5	358	259	1,972	—	52	—	415	43	87	12	4	5

VOTE 9 Representative for Children and Youth

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	7,317	3,700	12	927	273	4,912	—	199	—	491	460	405	—	—	13

Total	7,317	3,700	12	927	273	4,912	—	199	—	491	460	405	—	—	13

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

					Total				Total				Total			Total			Total	Total 2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Ombudsperson	—	—	233	662	1,588	—	—	—	—	—	—	—	—	—	(684)	(684)	—	(115)	(115)	5,372

Total	—	—	233	662	1,588	—	—	—	—	—	—	—	—	—	(684)	(684)	—	(115)	(115)	5,372

VOTE 8 Police Complaint Commissioner

					Total				Total				Total			Total			Total	Total 2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Police Complaint Commissioner	—	—	93	313	1,024	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,996

Total	—	—	93	313	1,024	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,996

VOTE 9 Representative for Children and Youth

					Total				Total				Total			Total			Total	Total 2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Representative for Children and Youth	11	—	53	744	2,376	25	—	—	25	—	—	4	4	—	—	—	—	—	—	7,317

Total	11	—	53	744	2,376	25	—	—	25	—	—	4	4	—	—	—	—	—	—	7,317

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	2,456	1,967	1	459	—	2,427	—	61	8	30	27	285	—	—	1
Executive and Support Services	6,552	4,259	30	1,060	108	5,457	—	334	56	51	101	228	—	—	5
Premier’s Office	3,231	2,140	5	538	108	2,791	—	222	—	10	37	76	—	—	—
Executive Operations	3,321	2,119	25	522	—	2,666	—	112	56	41	64	152	—	—	5

Total	9,008	6,226	31	1,519	108	7,884	—	395	64	81	128	513	—	—	6

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Intergovernmental Relations Secretariat	8	—	1	—	421	475	—	—	475	—	—	149	149	—	(316)	(316)	—	(700)	(700)	2,456
Executive and Support Services	25	—	12	—	812	1	—	—	1	—	—	285	285	—	(2)	(2)	(1)	—	(1)	6,552
Premier’s Office	1	—	2	—	348	—	—	—	—	—	—	92	92	—	—	—	—	—	—	3,231
Executive Operations	24	—	10	—	464	1	—	—	1	—	—	193	193	—	(2)	(2)	(1)	—	(1)	3,321

Total	33	—	13	—	1,233	476	—	—	476	—	—	434	434	—	(318)	(318)	(1)	(700)	(701)	9,008

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Negotiations and Regional Operations	13,749	7,982	39	1,836	—	9,857	—	970	1,532	151	71	925	—	—	—
Community and Socio-Economic Development	3,867	1,569	—	361	—	1,930	—	228	45	—	—	331	—	—	—
Strategic Initiatives	13,495	5,399	—	1,242	—	6,641	—	177	765	481	3	64	—	—	—
Executive and Support Services	3,899	713	—	182	52	947	40	105	24	—	368	226	—	—	8
Minister’s Office	582	312	—	90	52	454	—	85	—	—	—	13	—	—	—
Corporate Services	3,317	401	—	92	—	493	40	20	24	—	368	213	—	—	8

Total	35,010	15,663	39	3,621	52	19,375	40	1,480	2,366	632	442	1,546	—	—	8

VOTE 12 Treaty and Other Agreements Funding

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treaty and Other Agreements Funding	40,021	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	40,021	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Special Account(s)

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	3,649	—	—	—	—	—	9	—	—	13	—	2	—	—	—
First Nations Clean Energy Business Fund special account	1,350	65	—	15	—	80	—	10	—	—	—	10	—	—	—

Total	4,999	65	—	15	—	80	9	10	—	13	—	12	—	—	—

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Negotiations and Regional Operations	—	—	230	1	3,880	—	—	—	—	—	—	32	32	—	(2)	(2)	(1)	(58)	(59)	13,708
Community and Socio-Economic Development	—	—	—	—	604	—	—	1,297	1,297	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	3,830
Strategic Initiatives	—	—	—	—	1,490	—	400	4,474	4,874	—	—	715	715	—	(2)	(2)	(1)	(401)	(402)	13,316
Executive and Support Services	—	—	—	—	771	—	—	—	—	—	—	2,184	2,184	—	(1)	(1)	(1)	(1)	(2)	3,899
Minister’s Office	—	—	—	—	98	—	—	—	—	—	—	30	30	—	—	—	—	—	—	582
Corporate Services	—	—	—	—	673	—	—	—	—	—	—	2,154	2,154	—	(1)	(1)	(1)	(1)	(2)	3,317

Total	—	—	230	1	6,745	—	400	5,771	6,171	—	—	2,933	2,933	—	(6)	(6)	(4)	(461)	(465)	34,753

VOTE 12 Treaty and Other Agreements Funding

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treaty and Other Agreements Funding	—	—	—	—	—	—	—	40,456	40,456	—	—	—	—	—	—	—	—	(449)	(449)	40,007

Total	—	—	—	—	—	—	—	40,456	40,456	—	—	—	—	—	—	—	—	(449)	(449)	40,007

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
First Citizens Fund	—	—	—	—	24	—	—	3,206	3,206	—	—	—	—	—	—	—	—	—	—	3,230
First Nations Clean Energy Business Fund special account	—	—	—	—	20	—	—	2,051	2,051	—	—	—	—	—	—	—	—	—	—	2,151

Total	—	—	—	—	44	—	—	5,257	5,257	—	—	—	—	—	—	—	—	—	—	5,381

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 13 Ministry Operations

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	1,858,014	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Support Programs	84,594	4,643	—	1,068	—	5,711	—	33	—	95	12	644	—	—	—
Executive and Support Services	20,761	11,385	—	2,619	53	14,057	90	437	670	1,142	1,575	628	1,000	19	8
Minister’s Office	596	307	—	71	53	431	—	105	—	—	15	43	—	—	—
Corporate Services	20,165	11,078	—	2,548	—	13,626	90	332	670	1,142	1,560	585	1,000	19	8

Total	1,963,369	16,028	—	3,687	53	19,768	90	470	670	1,237	1,587	1,272	1,000	19	8

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 13 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Educational Institutions and Organizations	—	—	—	—	—	12,860	1,871,443	16,944	1,901,247	—	—	1	1	—	(17,000)	(17,000)	(1)	(17,118)	(17,119)	1,867,129
Student Support Programs	—	—	—	—	784	67,819	5,910	4,371	78,100	—	—	1	1	—	—	—	(1)	(1)	(2)	84,594
Executive and Support Services	9	—	843	—	6,421	—	—	—	—	—	—	257	257	—	(2)	(2)	(104)	(414)	(518)	20,215
Minister’s Office	—	—	2	—	165	—	—	—	—	—	—	—	—	—	—	—	—	—	—	596
Corporate Services	9	—	841	—	6,256	—	—	—	—	—	—	257	257	—	(2)	(2)	(104)	(414)	(518)	19,619

Total	9	—	843	—	7,205	80,679	1,877,353	21,315	1,979,347	—	—	259	259	—	(17,002)	(17,002)	(106)	(17,533)	(17,639)	1,971,938

MINISTRY OF AGRICULTURE

($000)

VOTE 14 Ministry Operations

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agriculture Science and Policy	9,951	9,048	21	2,082	—	11,151	—	393	—	1,758	30	447	—	—	681
Innovation and Governance	2,315	1,629	—	375	—	2,004	—	42	—	30	10	28	—	—	—
Policy and Industry Competitiveness	3,404	2,536	—	583	—	3,119	—	91	—	110	11	124	—	—	—
Plant and Animal Health	4,231	3,276	21	754	—	4,051	—	50	—	32	9	18	—	—	402
Growing Forward	1	1,607	—	370	—	1,977	—	210	—	1,586	—	277	—	—	279
Strategic Industry Partnerships	34,629	9,932	31	2,316	—	12,279	—	338	—	1,267	911	192	—	—	91
Food Protection	1,220	916	1	211	—	1,128	—	43	—	—	4	13	—	—	—
Sustainable Agriculture Management	4,323	2,953	30	679	—	3,662	—	100	—	337	47	84	—	—	91
Business Risk Management	29,086	6,063	—	1,426	—	7,489	—	195	—	930	860	95	—	—	—
BC Farm Industry Review Board	896	453	—	104	—	557	177	30	—	99	4	30	—	—	—
Executive and Support Services	6,821	1,167	—	286	53	1,506	—	119	291	481	38	570	—	—	—
Minister’s Office	503	262	—	78	53	393	—	69	—	—	9	14	—	—	—
Corporate Services	6,318	905	—	208	—	1,113	—	50	291	481	29	556	—	—	—

Total	52,297	20,600	52	4,788	53	25,493	177	880	291	3,605	983	1,239	—	—	772

VOTE 15 Agricultural Land Commission

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	1,974	1,245	—	286	—	1,531	191	42	—	74	67	40	—	9	1

Total	1,974	1,245	—	286	—	1,531	191	42	—	74	67	40	—	9	1

Special Account(s)

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Production Insurance Account	18,500	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

Total	18,500	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

MINISTRY OF AGRICULTURE

($000)

VOTE 14 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agriculture Science and Policy	121	—	220	—	3,650	59	—	5,491	5,550	—	—	274	274	—	(3)	(3)	(4)	(10,650)	(10,654)	9,968
Innovation and Governance	—	—	220	—	330	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	2,332
Policy and Industry Competitiveness	—	—	—	—	336	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(50)	(51)	3,404
Plant and Animal Health	110	—	—	—	621	—	—	30	30	—	—	1	1	—	(1)	(1)	(1)	(470)	(471)	4,231
Growing Forward	11	—	—	—	2,363	59	—	5,461	5,520	—	—	271	271	—	—	—	(1)	(10,129)	(10,130)	1
Strategic Industry Partnerships	212	—	260	—	3,271	19,823	—	—	19,823	7,000	—	2,511	9,511	—	(3)	(3)	(3)	(10,249)	(10,252)	34,629
Food Protection	16	—	18	—	94	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	1,220
Sustainable Agriculture Management	124	—	185	—	968	87	—	—	87	—	—	1	1	—	(1)	(1)	(1)	(235)	(236)	4,481
Business Risk Management	72	—	57	—	2,209	19,736	—	—	19,736	7,000	—	2,509	9,509	—	(1)	(1)	(1)	(10,013)	(10,014)	28,928
BC Farm Industry Review Board	—	—	1	—	341	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	896
Executive and Support Services	—	—	459	60	2,018	—	—	—	—	—	—	3,301	3,301	—	(1)	(1)	(1)	(2)	(3)	6,821
Minister’s Office	—	—	—	—	92	—	—	—	—	—	—	18	18	—	—	—	—	—	—	503
Corporate Services	—	—	459	60	1,926	—	—	—	—	—	—	3,283	3,283	—	(1)	(1)	(1)	(2)	(3)	6,318

Total	333	—	940	60	9,280	19,882	—	5,491	25,373	7,000	—	6,087	13,087	—	(8)	(8)	(9)	(20,902)	(20,911)	52,314

VOTE 15 Agricultural Land Commission

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agricultural Land Commission	18	—	4	—	446	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(2)	(3)	1,974

Total	18	—	4	—	446	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(2)	(3)	1,974

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Production Insurance Account	—	—	—	—	1,250	—	—	—	—	—	—	17,251	17,251	—	—	—	—	(1)	(1)	18,500

Total	—	—	—	—	1,250	—	—	—	—	—	—	17,251	17,251	—	—	—	—	(1)	(1)	18,500

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 16 Ministry Operations

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Early Childhood Development and Child Care Services	266,486	7,238	76	1,665	—	8,979	22	24	—	—	20	538	—	—	—
Services for Children and Youth with Special Needs	279,970	11,339	238	2,641	—	14,218	—	112	—	—	3	57	—	—	72
Child and Youth Mental Health Services	79,111	34,484	791	7,948	—	43,223	—	292	—	—	5	340	—	—	347
Child Safety, Family Support and Children in Care Services	498,706	94,028	2,328	21,697	—	118,053	—	928	9,417	—	113	85	—	11	—
Adoption Services	25,538	4,706	75	1,101	—	5,882	—	57	—	—	—	5	—	—	—
Youth Justice Services	48,390	31,732	1,174	7,348	—	40,254	—	316	—	—	61	183	—	—	1,480
Service Delivery Support	117,692	55,314	734	12,957	—	69,005	—	4,208	3,300	1,785	18,943	5,481	—	15	—
Executive and Support Services	14,798	11,339	144	2,638	52	14,173	—	315	26	—	47	832	—	—	—
Minister’s Office	596	342	—	98	52	492	—	64	—	—	8	8	—	—	—
Corporate Services	14,202	10,997	144	2,540	—	13,681	—	251	26	—	39	824	—	—	—

Total	1,330,691	250,180	5,560	57,995	52	313,787	22	6,252	12,743	1,785	19,192	7,521	—	26	1,899

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 16 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Early Childhood Development and Child Care Services	—	—	1,000	—	1,604	645	152,930	101,740	255,315	—	—	—	—	—	—	—	—	(1)	(1)	265,897
Services for Children and Youth with Special Needs	12	—	409	—	665	—	14,730	261,122	275,852	—	—	2	2	—	—	—	—	(2,141)	(2,141)	288,596
Child and Youth Mental Health Services	50	—	26	2	1,062	—	242	37,223	37,465	—	—	1	1	—	(2,518)	(2,518)	—	—	—	79,233
Child Safety, Family Support and Children in Care Services	55	—	4,000	2	14,611	—	37,454	374,685	412,139	—	—	942	942	—	—	—	—	(48,359)	(48,359)	497,386
Adoption Services	—	—	—	—	62	—	120	19,462	19,582	—	—	28	28	—	—	—	—	—	—	25,554
Youth Justice Services	177	—	98	—	2,315	—	245	26,588	26,833	—	—	7	7	—	—	—	—	(22,334)	(22,334)	47,075
Service Delivery Support	1,700	—	4,423	1,432	41,287	—	6	2,267	2,273	—	—	2,055	2,055	—	—	—	—	(1)	(1)	114,619
Executive and Support Services	19	—	—	34	1,273	—	—	66	66	—	—	99	99	—	—	—	—	(680)	(680)	14,931
Minister’s Office	—	—	—	—	80	—	—	—	—	—	—	24	24	—	—	—	—	—	—	596
Corporate Services	19	—	—	34	1,193	—	—	66	66	—	—	75	75	—	—	—	—	(680)	(680)	14,335

Total	2,013	—	9,956	1,470	62,879	645	205,727	823,153	1,029,525	—	—	3,134	3,134	—	(2,518)	(2,518)	—	(73,516)	(73,516)	1,333,291

MINISTRY OF COMMUNITY, SPORT AND CULTURAL DEVELOPMENT

($000)

VOTE 17 Ministry Operations

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Local Government	201,389	6,621	66	1,522	—	8,209	1,241	147	580	1,120	332	426	—	2	4,400
Local Government Services and Transfers	195,741	4,506	57	1,036	—	5,599	—	115	524	937	10	117	—	2	—
University Endowment Lands	5,142	784	8	180	—	972	—	4	27	163	32	44	—	—	4,400
Assessment Services	1	930	1	214	—	1,145	1,241	25	20	20	290	263	—	—	—
Assessment Policy and Support	505	401	—	92	—	493	—	3	9	—	—	2	—	—	—
Integrated Policy, Legislation and Operations	1,849	2,162	2	497	—	2,661	—	50	—	—	25	53	—	—	—
BC Film Commission	862	566	—	130	—	696	—	13	1	15	11	28	—	—	174
Arts, Culture and Sport	20,956	2,123	6	489	—	2,618	56	135	13	287	62	237	—	—	1
Sport	10,905	843	4	194	—	1,041	—	39	5	40	8	149	—	—	1
Arts and Culture	10,050	1,280	2	295	—	1,577	56	96	8	247	54	88	—	—	—
Community Gaming Grants	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Crown Corporations and Agencies	12,166	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	12,166	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	6,043	3,868	40	890	71	4,869	—	153	43	51	239	315	—	—	7
Minister’s Office	564	304	—	70	71	445	—	98	—	—	6	9	—	—	—
Corporate Services	5,479	3,564	40	820	—	4,424	—	55	43	51	233	306	—	—	7

Total	243,265	15,340	114	3,528	71	19,053	1,297	498	637	1,473	669	1,059	—	2	4,582

Special Account(s)

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment special account	2,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	1,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration Account	6,442	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	10,642	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF COMMUNITY, SPORT AND CULTURAL DEVELOPMENT

($000)

VOTE 17 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Local Government	56	—	91	—	8,395	194,281	1,123	86,985	282,389	—	—	—	—	(6,442)	(1)	(6,443)	(2,899)	(32,111)	(35,010)	257,540
Local Government Services and Transfers	—	—	84	—	1,789	194,281	1,123	80,665	276,069	—	—	—	—	—	(1)	(1)	—	(32,000)	(32,000)	251,456
University Endowment Lands	56	—	—	—	4,726	—	—	6,320	6,320	—	—	—	—	(6,442)	—	(6,442)	—	—	—	5,576
Assessment Services	—	—	7	—	1,866	—	—	—	—	—	—	—	—	—	—	—	(2,899)	(111)	(3,010)	1
Assessment Policy and Support	—	—	—	—	14	—	—	—	—	—	—	—	—	—	—	—	—	—	—	507
Integrated Policy, Legislation and Operations	—	—	25	—	153	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,811
BC Film Commission	9	—	1	—	252	—	—	—	—	—	—	—	—	—	—	—	—	(1)	(1)	947
Arts, Culture and Sport	—	—	18	—	809	151,440	—	1,465	152,905	—	—	1	1	—	(1)	(1)	(1)	(135,434)	(135,435)	20,897
Sport	—	—	9	—	251	8,509	—	1,465	9,974	—	—	—	—	—	(1)	(1)	(1)	(434)	(435)	10,830
Arts and Culture	—	—	9	—	558	7,931	—	—	7,931	—	—	—	—	—	—	—	—	—	—	10,066
Community Gaming Grants	—	—	—	—	—	135,000	—	—	135,000	—	—	1	1	—	—	—	—	(135,000)	(135,000)	1
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	12,166	12,166	—	—	—	—	—	—	—	—	—	—	12,166
Royal British Columbia Museum	—	—	—	—	—	—	—	12,166	12,166	—	—	—	—	—	—	—	—	—	—	12,166
Executive and Support Services	16	—	187	7	1,018	—	—	—	—	—	—	19	19	—	(1)	(1)	(1)	—	(1)	5,904
Minister’s Office	3	—	—	—	116	—	—	—	—	—	—	19	19	—	—	—	—	—	—	580
Corporate Services	13	—	187	7	902	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	—	(1)	5,324

Total	81	—	322	7	10,627	345,721	1,123	100,616	447,460	—	—	20	20	(6,442)	(4)	(6,446)	(2,902)	(167,547)	(170,449)	300,265

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Arts and Culture Endowment special account	—	—	—	—	—	2,500	—	—	2,500	—	—	—	—	—	—	—	—	—	—	2,500
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	1,700	1,700	—	—	—	—	—	—	—	—	—	—	1,700
University Endowment Lands Administration Account	—	—	—	—	—	—	—	—	—	6,442	—	—	6,442	—	—	—	—	—	—	6,442

Total	—	—	—	—	—	2,500	—	1,700	4,200	6,442	—	—	6,442	—	—	—	—	—	—	10,642

MINISTRY OF EDUCATION

($000)

VOTE 18 Ministry Operations

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Education Programs	5,195,984	—	—	—	—	—	—	—	700	—	11,089	75	—	—	—
Learning Improvement Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	45,893	20,172	9	4,668	53	24,902	13	1,108	431	6,690	6,107	1,730	773	802	24
Minister’s Office	565	316	—	91	53	460	—	70	—	—	6	7	—	—	—
Education and Corporate Services	45,328	19,856	9	4,577	—	24,442	13	1,038	431	6,690	6,101	1,723	773	802	24

Total	5,241,877	20,172	9	4,668	53	24,902	13	1,108	1,131	6,690	17,196	1,805	773	802	24

Special Account(s)

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Children’s Education Fund special account	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Teachers Act Special Account	—	3,058	—	703	—	3,761	400	50	500	50	71	260	298	—	—

Total	—	3,058	—	703	—	3,761	400	50	500	50	71	260	298	—	—

MINISTRY OF EDUCATION

($000)

VOTE 18 Ministry Operations

					Total				Total				Total			Total			Total	Total 2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Education Programs	—	—	—	—	11,864	225,428	4,939,787	77,547	5,242,762	—	—	—	—	—	—	—	(5,350)	(17,304)	(22,654)	5,231,972
Learning Improvement Fund	—	—	—	—	—	—	30,000	—	30,000	—	—	—	—	—	—	—	—	—	—	30,000
Executive and Support Services	—	—	6,275	661	24,614	—	—	—	—	—	—	1,072	1,072	—	(644)	(644)	(961)	(2,317)	(3,278)	46,666
Minister’s Office	—	—	—	—	83	—	—	—	—	—	—	22	22	—	—	—	—	—	—	565
Education and Corporate Services	—	—	6,275	661	24,531	—	—	—	—	—	—	1,050	1,050	—	(644)	(644)	(961)	(2,317)	(3,278)	46,101

Total	—	—	6,275	661	36,478	225,428	4,969,787	77,547	5,272,762	—	—	1,072	1,072	—	(644)	(644)	(6,311)	(19,621)	(25,932)	5,308,638

Special Account(s)

					Total				Total				Total			Total			Total	Total 2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Children’s Education Fund special account	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Teachers Act Special Account	—	—	100	630	2,359	—	—	—	—	—	—	90	90	—	—	—	—	—	—	6,210

Total	—	—	100	630	2,359	—	—	—	—	—	—	90	90	—	—	—	—	—	—	6,210

MINISTRY OF ENERGY AND MINES

($000)

VOTE 19 Ministry Operations

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Oil and Gas	12,042	3,197	—	735	—	3,932	—	287	—	606	178	163	—	—	63
Mines and Mineral Resources	10,013	6,330	—	1,456	—	7,786	—	514	—	558	97	174	—	—	64
Titles and Corporate Relations	3,861	2,612	—	601	—	3,213	—	116	—	40	134	209	—	3	4
Electricity and Alternative Energy	18,048	2,163	—	498	—	2,661	—	95	—	134	48	105	—	—	—
Executive and Support Services	4,493	1,205	—	277	54	1,536	—	116	540	293	277	362	—	—	—
Minister’s Office	538	338	—	78	54	470	—	47	—	—	9	15	—	—	—
Corporate Services	3,955	867	—	199	—	1,066	—	69	540	293	268	347	—	—	—

Total	48,457	15,507	—	3,567	54	19,128	—	1,128	540	1,631	734	1,013	—	3	131

VOTE 20 Housing

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing	345,444	7,477	25	1,720	—	9,222	126	140	134	330	724	283	—	—	—
Housing	335,892	1,089	1	251	—	1,341	—	30	42	—	9	48	—	—	—
Building and Safety Policy	1,550	966	1	222	—	1,189	126	50	30	90	6	59	—	—	—
Residential Tenancy	8,002	5,422	23	1,247	—	6,692	—	60	62	240	709	176	—	—	—

Total	345,444	7,477	25	1,720	—	9,222	126	140	134	330	724	283	—	—	—

VOTE 21 Liquor and Gaming Administration

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Liquor Control and Licensing	1	5,876	8	1,351	—	7,235	—	200	147	180	178	200	—	—	1
Gaming Policy and Enforcement	18,361	10,333	76	2,377	—	12,786	—	516	433	312	505	554	—	30	2
Gaming Policy and Enforcement Operations	18,360	10,333	76	2,377	—	12,786	—	516	433	312	505	554	—	30	2
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	18,362	16,209	84	3,728	—	20,021	—	716	580	492	683	754	—	30	3

MINISTRY OF ENERGY AND MINES

($000)

VOTE 19 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Oil and Gas	70	—	8,038	—	9,405	135	—	350	485	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	13,819
Mines and Mineral Resources	299	—	374	—	2,080	—	—	—	—	—	—	153	153	—	(2)	(2)	(2)	(2)	(4)	10,013
Titles and Corporate Relations	—	—	98	—	604	—	—	—	—	—	—	50	50	—	(2)	(2)	(2)	(2)	(4)	3,861
Electricity and Alternative Energy	—	—	8	—	390	15,000	—	—	15,000	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	18,048
Executive and Support Services	—	—	20	35	1,643	—	—	—	—	—	—	1,319	1,319	—	(1)	(1)	(2)	(2)	(4)	4,493
Minister’s Office	—	—	—	—	71	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	538
Corporate Services	—	—	20	35	1,572	—	—	—	—	—	—	1,319	1,319	—	—	—	(1)	(1)	(2)	3,955

Total	369	—	8,538	35	14,122	15,135	—	350	15,485	—	—	1,522	1,522	—	(7)	(7)	(8)	(8)	(16)	50,234

VOTE 20 Housing

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing	—	—	—	—	1,737	—	—	335,222	335,222	—	—	63	63	—	—	—	—	(2)	(2)	346,242
Housing	—	—	—	—	129	—	—	335,222	335,222	—	—	—	—	—	—	—	—	(2)	(2)	336,690
Building and Safety Policy	—	—	—	—	361	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,550
Residential Tenancy	—	—	—	—	1,247	—	—	—	—	—	—	63	63	—	—	—	—	—	—	8,002

Total	—	—	—	—	1,737	—	—	335,222	335,222	—	—	63	63	—	—	—	—	(2)	(2)	346,242

VOTE 21 Liquor and Gaming Administration

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Liquor Control and Licensing	122	—	447	—	1,475	—	—	—	—	—	—	593	593	—	—	—	(336)	(8,966)	(9,302)	1
Gaming Policy and Enforcement	8	—	444	—	2,804	6,200	—	102,405	108,605	—	—	22	22	—	—	—	—	(106,072)	(106,072)	18,145
Gaming Policy and Enforcement Operations	8	—	444	—	2,804	—	—	7,805	7,805	—	—	22	22	—	—	—	—	(5,273)	(5,273)	18,144
Distribution of Gaming Proceeds	—	—	—	—	—	6,200	—	94,600	100,800	—	—	—	—	—	—	—	—	(100,799)	(100,799)	1

Total	130	—	891	—	4,279	6,200	—	102,405	108,605	—	—	615	615	—	—	—	(336)	(115,038)	(115,374)	18,146

MINISTRY OF ENERGY AND MINES

($000)

Special Account(s)

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund special account	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Innovative Clean Energy Fund special account	14,947	324	—	75	—	399	—	25	—	75	—	7	—	—	—

Total	24,947	324	—	75	—	399	—	25	—	75	—	7	—	—	—

MINISTRY OF ENERGY AND MINES

($000)

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing Endowment Fund special account	—	—	—	—	—	—	—	10,000	10,000	—	—	—	—	—	—	—	—	—	—	10,000
Innovative Clean Energy Fund special account	—	—	—	—	107	—	—	14,441	14,441	—	—	—	—	—	—	—	—	—	—	14,947

Total	—	—	—	—	107	—	—	24,441	24,441	—	—	—	—	—	—	—	—	—	—	24,947

MINISTRY OF ENVIRONMENT

($000)

VOTE 22 Ministry Operations

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Protection	6,954	16,331	294	3,856	—	20,481	—	813	—	1,753	198	768	—	—	381
Environmental Sustainability	19,429	10,028	32	2,306	—	12,366	—	656	—	3,196	356	317	—	—	686
Parks and Protected Areas	30,122	11,357	131	2,674	—	14,162	—	539	—	230	47	390	—	18	6,303
Conservation Officer Service	16,736	10,068	45	2,372	—	12,485	—	624	—	336	220	332	—	—	630
Climate Action	5,123	2,850	—	656	—	3,506	—	168	—	1,116	47	363	—	—	10
Executive and Support Services	22,024	4,828	41	1,128	53	6,050	—	199	1,434	638	1,338	626	—	—	87
Minister’s Office	478	244	—	74	53	371	—	75	—	—	—	12	—	—	—
Corporate Services	21,546	4,584	41	1,054	—	5,679	—	124	1,434	638	1,338	614	—	—	87

Total	100,388	55,462	543	12,992	53	69,050	—	2,999	1,434	7,269	2,206	2,796	—	18	8,097

VOTE 23 Environmental Assessment Office

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	8,754	4,218	50	977	—	5,245	—	416	320	1,070	50	419	—	1	5

Total	8,754	4,218	50	977	—	5,245	—	416	320	1,070	50	419	—	1	5

Special Account(s)

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund special account	500	—	—	—	—	—	—	—	—	500	—	—	—	—	—
Sustainable Environment Fund	20,305	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	20,805	—	—	—	—	—	—	—	—	500	—	—	—	—	—

MINISTRY OF ENVIRONMENT

($000)

VOTE 22 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Protection	782	—	424	14	5,133	100	—	428	528	—	—	13	13	(19,000)	(1)	(19,001)	(1)	(199)	(200)	6,954
Environmental Sustainability	298	—	1,132	4	6,645	130	—	3,178	3,308	—	—	3	3	—	(65)	(65)	(40)	(2,788)	(2,828)	19,429
Parks and Protected Areas	907	—	7,741	—	16,175	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(233)	(234)	30,122
Conservation Officer Service	1,283	—	911	—	4,336	—	—	—	—	—	—	15	15	—	(1)	(1)	(1)	(120)	(121)	16,714
Climate Action	—	—	10	—	1,714	—	—	—	—	—	—	211	211	(1,305)	(1)	(1,306)	(1)	(1)	(2)	4,123
Executive and Support Services	173	—	1,132	199	5,826	60	—	—	60	—	—	10,091	10,091	—	(1)	(1)	(1)	(1)	(2)	22,024
Minister’s Office	—	—	—	—	87	—	—	—	—	—	—	20	20	—	—	—	—	—	—	478
Corporate Services	173	—	1,132	199	5,739	60	—	—	60	—	—	10,071	10,071	—	(1)	(1)	(1)	(1)	(2)	21,546

Total	3,443	—	11,350	217	39,829	290	—	3,606	3,896	—	—	10,353	10,353	(20,305)	(70)	(20,375)	(45)	(3,342)	(3,387)	99,366

VOTE 23 Environmental Assessment Office

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Assessment Office	—	—	31	—	2,312	800	—	—	800	—	—	400	400	—	(1)	(1)	(1)	(1)	(2)	8,754

Total	—	—	31	—	2,312	800	—	—	800	—	—	400	400	—	(1)	(1)	(1)	(1)	(2)	8,754

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Park Enhancement Fund special account	—	—	—	—	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—	500
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	20,305	—	—	20,305	—	—	—	—	—	—	20,305

Total	—	—	—	—	500	—	—	—	—	20,305	—	—	20,305	—	—	—	—	—	—	20,805

MINISTRY OF FINANCE

($000)

VOTE 24 Ministry Operations

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treasury Board Staff	7,164	5,277	57	1,213	—	6,547	—	15	72	242	125	47	—	86	—
Office of the Comptroller General	8,338	8,244	89	1,898	—	10,231	5	145	116	460	1,375	218	—	12	—
Treasury	1	5,700	46	1,361	—	7,107	—	29	180	150	3,358	710	—	—	—
Revenue Division	70,181	34,357	629	7,903	—	42,889	—	19	2,919	50,061	5,195	3,488	—	5	17
Policy and Legislation	6,902	10,119	34	2,327	—	12,480	20	375	1,141	405	369	760	—	8	—
Policy and Legislation	6,901	3,653	12	840	—	4,505	—	125	741	155	19	460	—	1	—
Financial Institutions Commission	1	6,466	22	1,487	—	7,975	20	250	400	250	350	300	—	7	—
Public Sector Employers’ Council Secretariat	16,640	1,659	6	382	—	2,047	—	60	65	25	78	51	—	—	—
Executive and Support Services	10,930	7,312	160	1,721	51	9,244	—	856	60	108	707	270	773	—	22
Minister’s Office	537	291	30	85	51	457	—	28	—	—	9	20	—	—	—
Corporate Services	10,393	7,021	130	1,636	—	8,787	—	828	60	108	698	250	773	—	22

Total	120,156	72,668	1,021	16,805	51	90,545	25	1,499	4,553	51,451	11,207	5,544	773	111	39

VOTE 25 Public Service Agency

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Service Agency	51,163	23,617	213	5,433	—	29,263	—	905	186	1,202	19,907	1,953	350	—	—
Business Performance	23,853	2,355	22	542	—	2,919	—	76	55	30	19,443	109	—	—	—
Service Operations	7,166	6,930	73	1,594	—	8,597	—	164	—	35	58	139	—	—	—
Talent Management	14,565	10,508	117	2,417	—	13,042	—	398	—	1,079	247	1,451	350	—	—
Employee Relations	3,995	2,838	1	653	—	3,492	—	255	125	—	23	124	—	—	—
Corporate Services	1,584	986	—	227	—	1,213	—	12	6	58	136	130	—	—	—

Total	51,163	23,617	213	5,433	—	29,263	—	905	186	1,202	19,907	1,953	350	—	—

VOTE 26 Benefits

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Benefits	1	6,224	—	440,955	—	447,179	—	120	1,750	600	60	250	—	—	—
Pension Contribution and Retirement Benefits	236,081	—	—	247,106	—	247,106	—	—	—	—	—	—	—	—	—
Employee Health Benefits	138,300	—	—	189,417	—	189,417	—	—	—	—	—	—	—	—	—
Other Benefits	5,250	—	—	3,000	—	3,000	—	—	1,750	—	—	—	—	—	—
Benefits Administration	6,848	6,224	—	1,432	—	7,656	—	120	—	600	60	250	—	—	—
Recoveries	(386,478)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	6,224	—	440,955	—	447,179	—	120	1,750	600	60	250	—	—	—

MINISTRY OF FINANCE

($000)

VOTE 24 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treasury Board Staff	—	—	43	—	630	—	—	—	—	—	—	9	9	—	(125)	(125)	(1)	(6)	(7)	7,054
Office of the Comptroller General	—	—	438	—	2,769	—	—	—	—	—	—	981	981	—	(4,539)	(4,539)	(154)	(950)	(1,104)	8,338
Treasury	—	—	202	1	4,630	—	—	—	—	—	—	26,470	26,470	—	(9,744)	(9,744)	(1,131)	(27,331)	(28,462)	1
Revenue Division	300	—	12,798	48	74,850	3	—	8,937	8,940	—	—	29,220	29,220	—	(1,466)	(1,466)	(2)	(85,959)	(85,961)	68,472
Policy and Legislation	58	—	190	1,600	4,926	—	—	—	—	—	—	445	445	—	(1,165)	(1,165)	(1)	(11,801)	(11,802)	4,884
Policy and Legislation	30	—	—	—	1,531	—	—	—	—	—	—	294	294	—	(1,165)	(1,165)	(1)	(281)	(282)	4,883
Financial Institutions Commission	28	—	190	1,600	3,395	—	—	—	—	—	—	151	151	—	—	—	—	(11,520)	(11,520)	1
Public Sector Employers’ Council Secretariat	—	—	—	—	279	14,324	—	—	14,324	—	—	10	10	—	—	—	—	(20)	(20)	16,640
Executive and Support Services	12	—	31	—	2,839	170	—	—	170	—	—	179	179	—	(610)	(610)	(1)	(1)	(2)	11,820
Minister’s Office	—	—	—	—	57	—	—	—	—	—	—	23	23	—	—	—	—	—	—	537
Corporate Services	12	—	31	—	2,782	170	—	—	170	—	—	156	156	—	(610)	(610)	(1)	(1)	(2)	11,283

Total	370	—	13,702	1,649	90,923	14,497	—	8,937	23,434	—	—	57,314	57,314	—	(17,649)	(17,649)	(1,290)	(126,068)	(127,358)	117,209

VOTE 25 Public Service Agency

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Service Agency	—	—	1,402	10	25,915	—	—	—	—	—	—	6,218	6,218	—	(9,163)	(9,163)	(913)	(157)	(1,070)	51,163
Business Performance	—	—	1,313	10	21,036	—	—	—	—	—	—	10	10	—	—	—	(913)	(151)	(1,064)	22,901
Service Operations	—	—	—	—	396	—	—	—	—	—	—	25	25	—	(410)	(410)	—	—	—	8,608
Talent Management	—	—	2	—	3,527	—	—	—	—	—	—	6,060	6,060	—	(8,550)	(8,550)	—	—	—	14,079
Employee Relations	—	—	—	—	527	—	—	—	—	—	—	3	3	—	(3)	(3)	—	(6)	(6)	4,013
Corporate Services	—	—	87	—	429	—	—	—	—	—	—	120	120	—	(200)	(200)	—	—	—	1,562

Total	—	—	1,402	10	25,915	—	—	—	—	—	—	6,218	6,218	—	(9,163)	(9,163)	(913)	(157)	(1,070)	51,163

VOTE 26 Benefits

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Benefits	—	—	—	—	2,780	—	—	400	400	—	—	10	10	—	(398,134)	(398,134)	(90)	(52,144)	(52,234)	1
Pension Contribution and Retirement Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(150)	(150)	246,956
Employee Health Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(51,905)	(51,905)	137,512
Other Benefits	—	—	—	—	1,750	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,750
Benefits Administration	—	—	—	—	1,030	—	—	400	400	—	—	10	10	—	(1,489)	(1,489)	(90)	(89)	(179)	7,428
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(396,645)	(396,645)	—	—	—	(396,645)

Total	—	—	—	—	2,780	—	—	400	400	—	—	10	10	—	(398,134)	(398,134)	(90)	(52,144)	(52,234)	1

MINISTRY OF FINANCE

($000)

Special Account(s)

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Insurance and Risk Management Account	4,191	3,255	5	749	—	4,009	—	100	1,076	843	518	162	—	—	—
Provincial Home Acquisition Wind Up special account	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	4,201	3,255	5	749	—	4,009	—	100	1,076	843	518	162	—	—	—

MINISTRY OF FINANCE

($000)

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Insurance and Risk Management Account	650	—	391	—	3,740	—	—	—	—	—	—	45,873	45,873	—	(47,080)	(47,080)	(2,200)	(151)	(2,351)	4,191
Provincial Home Acquisition Wind Up special account	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

Total	650	—	391	—	3,740	—	—	—	—	—	—	45,883	45,883	—	(47,080)	(47,080)	(2,200)	(151)	(2,351)	4,201

MINISTRY OF FORESTS, LANDS AND NATURAL RESOURCE OPERATIONS

($000)

VOTE 27 Ministry Operations

Description	Total 2011/12 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Integrated Resource Operations	51,914	31,543	182	7,255	—	38,980	—	1,303	—	4,791	565	1,511	—	15	2,350
Resource Stewardship	92,210	16,991	106	3,908	—	21,005	—	809	—	77,651	58	636	—	22	7,544
Resource Stewardship	85,621	13,682	94	3,147	—	16,923	—	660	—	68,593	34	332	—	20	7,443
Fish and Wildlife	6,589	3,309	12	761	—	4,082	—	149	—	9,058	24	304	—	2	101
Tenures, Competitiveness and Innovation	13,709	5,859	86	1,348	—	7,293	—	256	—	7,023	71	162	—	1	8
Timber Operations and Pricing	23,889	5,684	66	1,308	—	7,058	—	269	—	979	30	64	—	—	25
Regional Operations	116,192	83,894	894	19,295	—	104,083	—	2,153	—	7,885	373	2,457	—	42	940
Executive and Support Services	65,235	43,229	393	10,029	90	53,741	—	1,005	4,464	8,096	6,604	2,744	—	—	842
Minister’s Office	834	415	—	163	90	668	—	102	—	—	17	25	—	—	—
Corporate Services	64,401	42,814	393	9,866	—	53,073	—	903	4,464	8,096	6,587	2,719	—	—	842

Total	363,149	187,200	1,727	43,143	90	232,160	—	5,795	4,464	106,425	7,701	7,574	—	80	11,709

VOTE 28 Direct Fire

Description	Total 2011/12 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Direct Fire	62,901	30,954	4,247	7,119	—	42,320	—	1,261	1,000	5,657	145	577	—	149	7,882

Total	62,901	30,954	4,247	7,119	—	42,320	—	1,261	1,000	5,657	145	577	—	149	7,882

Special Account(s)

Description	Total 2011/12 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales Account	163,532	17,843	303	4,104	—	22,250	—	549	—	44,536	579	590	—	20	641
Crown Land special account	20	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forest Stand Management Fund	—	533	—	123	—	656	—	10	—	4,454	10	40	—	—	150

Total	163,552	18,376	303	4,227	—	22,906	—	559	—	48,990	589	630	—	20	791

MINISTRY OF FORESTS, LANDS AND NATURAL RESOURCE OPERATIONS

($000)

VOTE 27 Ministry Operations

					Total				Total				Total			Total			Total	Total 2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Integrated Resource Operations	2,950	—	799	631	14,915	—	—	7,161	7,161	—	—	—	—	—	(585)	(585)	(2)	(1,480)	(1,482)	58,989
Resource Stewardship	691	10	71	54	87,546	4,062	—	68	4,130	—	—	48,001	48,001	(1,416)	(493)	(1,909)	(5)	(56,557)	(56,562)	102,211
Resource Stewardship	452	10	35	46	77,625	3,967	—	48	4,015	—	—	48,001	48,001	(1,416)	(361)	(1,777)	(1)	(49,165)	(49,166)	95,621
Fish and Wildlife	239	—	36	8	9,921	95	—	20	115	—	—	—	—	—	(132)	(132)	(4)	(7,392)	(7,396)	6,590
Tenures, Competitiveness and Innovation	10	—	5	—	7,536	10	—	1,800	1,810	—	—	—	—	—	(1)	(1)	(1)	(3,000)	(3,001)	13,637
Timber Operations and Pricing	86	10,201	5,477	—	17,131	—	—	81	81	—	—	—	—	(378)	(1)	(379)	(1)	(1)	(2)	23,889
Regional Operations	2,657	898	567	—	17,972	12	—	—	12	—	—	—	—	(1,071)	(2,101)	(3,172)	—	(2,803)	(2,803)	116,092
Executive and Support Services	10,647	—	16,684	1,850	52,936	85	—	—	85	1	—	8,390	8,391	(9,135)	(28,574)	(37,709)	(1)	(12,182)	(12,183)	65,261
Minister’s Office	—	—	—	—	144	—	—	—	—	—	—	22	22	—	—	—	—	—	—	834
Corporate Services	10,647	—	16,684	1,850	52,792	85	—	—	85	1	—	8,368	8,369	(9,135)	(28,574)	(37,709)	(1)	(12,182)	(12,183)	64,427

Total	17,041	11,109	23,603	2,535	198,036	4,169	—	9,110	13,279	1	—	56,391	56,392	(12,000)	(31,755)	(43,755)	(10)	(76,023)	(76,033)	380,079

VOTE 28 Direct Fire

					Total				Total				Total			Total			Total	Total 2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Direct Fire	20,201	—	—	—	36,872	—	—	—	—	—	—	—	—	—	(1,670)	(1,670)	—	(14,621)	(14,621)	62,901

Total	20,201	—	—	—	36,872	—	—	—	—	—	—	—	—	—	(1,670)	(1,670)	—	(14,621)	(14,621)	62,901

Special Account(s)

					Total				Total				Total			Total			Total	Total 2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Timber Sales Account	1,340	—	30,400	30	78,685	—	—	1	1	12,000	—	46,101	58,101	(1)	(1)	(2)	—	(1)	(1)	159,034
Crown Land special account	—	—	—	—	—	76,506	—	—	76,506	—	—	20	20	—	—	—	—	(76,506)	(76,506)	20
Forest Stand Management Fund	138	—	—	—	4,802	—	—	—	—	—	—	—	—	—	—	—	—	(5,458)	(5,458)	—

Total	1,478	—	30,400	30	83,487	76,506	—	1	76,507	12,000	—	46,121	58,121	(1)	(1)	(2)	—	(81,965)	(81,965)	159,054

MINISTRY OF HEALTH

($000)

VOTE 29 Ministry Operations

Description	Total 2011/12 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Health Programs	15,572,533	15,115	377	3,511	—	19,003	—	343	96	41,012	5,786	1,467	—	17	57
Regional Services	10,561,534	—	—	—	—	—	—	—	—	1,500	—	—	—	—	—
Medical Services Plan	3,796,811	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,139,722	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	34,410	—	—	—	—	—	—	—	—	36,873	—	—	—	—	—
HealthLink BC	33,322	10,453	327	2,439	—	13,219	—	255	31	2,581	5,208	643	—	—	18
Vital Statistics	6,734	4,662	50	1,072	—	5,784	—	88	65	58	578	824	—	17	39
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	160,391	75,672	229	17,424	68	93,393	1,496	2,204	7,201	17,812	21,342	4,941	—	196	69
Minister’s Office	860	529	—	142	68	739	—	87	—	—	15	24	—	—	—
Stewardship and Corporate Services	159,531	75,143	229	17,282	—	92,654	1,496	2,117	7,201	17,812	21,327	4,917	—	196	69

Total	15,585,674	90,787	606	20,935	68	112,396	1,496	2,547	7,297	58,824	27,128	6,408	—	213	126

Special Account(s)

Description	Total 2011/12 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HEALTH

($000)

VOTE 29 Ministry Operations

					Total				Total				Total			Total			Total	Total 2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Programs	6	—	354	238	49,376	6,852	10,416,521	5,760,765	16,184,138	—	—	232	232	—	(338)	(338)	(111)	(236,937)	(237,048)	16,015,363
Regional Services	—	—	—	—	1,500	6,852	10,416,521	507,554	10,930,927	—	—	—	—	—	—	—	—	(73,658)	(73,658)	10,858,769
Medical Services Plan	—	—	—	—	—	—	—	4,030,537	4,030,537	—	—	—	—	—	—	—	—	(136,000)	(136,000)	3,894,537
PharmaCare	—	—	—	—	—	—	—	1,209,829	1,209,829	—	—	1	1	—	—	—	—	(24,500)	(24,500)	1,185,330
Health Benefits Operations	—	—	—	—	36,873	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	35,123
HealthLink BC	—	—	54	225	9,015	—	—	12,839	12,839	—	—	1	1	—	—	—	(111)	(222)	(333)	34,741
Vital Statistics	6	—	300	13	1,988	—	—	6	6	—	—	230	230	—	(338)	(338)	—	(807)	(807)	6,863
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
Executive and Support Services	45	—	11,627	110	67,043	32	2,228	2,002	4,262	—	—	1,964	1,964	—	(3)	(3)	(3)	(1,902)	(1,905)	164,754
Minister’s Office	—	—	—	—	126	—	—	—	—	—	—	—	—	—	—	—	—	—	—	865
Stewardship and Corporate Services	45	—	11,627	110	66,917	32	2,228	2,002	4,262	—	—	1,964	1,964	—	(3)	(3)	(3)	(1,902)	(1,905)	163,889

Total	51	—	11,981	348	116,419	6,884	10,418,749	5,762,767	16,188,400	—	—	2,196	2,196	(147,250)	(341)	(147,591)	(114)	(238,839)	(238,953)	16,032,867

Special Account(s)

					Total				Total				Total			Total			Total	Total 2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Special Account	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

Total	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF JOBS, TOURISM AND INNOVATION

($000)

VOTE 30 Ministry Operations

Description	Total 2011/12 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Labour Market and Immigration Initiatives	18,071	15,202	30	3,497	—	18,729	35	668	10	5,150	3,589	2,930	—	91	775
Immigration Initiatives	14,694	8,087	—	1,860	—	9,947	—	331	—	3,763	1,420	1,103	—	91	—
Labour Market Initiatives	2,751	1,387	—	319	—	1,706	—	7	—	220	17	5	—	—	—
Labour Market Agreement	1	5,304	—	1,220	—	6,524	—	310	—	1,112	2,137	1,681	—	—	775
Multiculturalism	625	424	30	98	—	552	35	20	10	55	15	141	—	—	—
Trade and Investment Attraction	16,258	5,094	18	1,173	—	6,285	—	639	1,810	4,407	213	687	—	—	1
Tourism	48,870	9,109	195	2,095	—	11,399	20	1,016	117	8,391	3,358	5,040	9,437	—	370
Tourism Marketing	26,658	4,007	101	921	—	5,029	—	492	89	3,822	3,130	2,171	9,437	—	80
Tourism Partnerships	18,913	3,495	76	804	—	4,375	—	354	28	3,884	118	2,649	—	—	280
Strategy and Policy	3,299	1,607	18	370	—	1,995	20	170	—	685	110	220	—	—	10
Major Investments Office	—	1,279	—	294	—	1,573	—	70	—	1,000	—	25	—	—	—
Competitiveness and Innovation	10,902	3,299	44	759	—	4,102	25	115	—	2,558	150	160	—	—	—
Economic Development	6,793	4,547	13	1,047	—	5,607	250	262	20	467	73	148	—	—	—
Economic Development	5,605	3,952	11	910	—	4,873	—	185	20	222	67	113	—	—	—
Mountain Pine Beetle Epidemic Response	911	465	2	107	—	574	—	65	—	75	6	25	—	—	—
BC Jobs and Investment Board	277	130	—	30	—	160	250	12	—	170	—	10	—	—	—
Transfers to Crown Corporations and Agencies	130,886	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	9,142	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forestry Innovation Investment Ltd	18,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Industry Training Authority	94,444	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Innovation Council	8,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	5,388	3,584	71	824	137	4,616	—	185	52	41	325	158	—	—	—
Minister’s Office	677	556	10	128	137	831	—	125	—	—	8	18	—	—	—
Corporate Services	4,711	3,028	61	696	—	3,785	—	60	52	41	317	140	—	—	—

Total	237,168	42,114	371	9,689	137	52,311	330	2,955	2,009	22,014	7,708	9,148	9,437	91	1,146

Special Account(s)

Description	Total 2011/12 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF JOBS, TOURISM AND INNOVATION

($000)

VOTE 30 Ministry Operations

					Total				Total				Total			Total			Total	Total 2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Labour Market and Immigration Initiatives	9	—	323	2,286	15,866	450	50	173,153	173,653	—	—	5	5	—	(1,846)	(1,846)	(1)	(188,335)	(188,336)	18,071
Immigration Initiatives	—	—	281	1,049	8,038	450	—	118,905	119,355	—	—	—	—	—	—	—	—	(122,646)	(122,646)	14,694
Labour Market Initiatives	—	—	—	—	249	—	—	800	800	—	—	—	—	—	(1)	(1)	(1)	(2)	(3)	2,751
Labour Market Agreement	9	—	42	1,237	7,303	—	50	51,811	51,861	—	—	—	—	—	—	—	—	(65,687)	(65,687)	1
Multiculturalism	—	—	—	—	276	—	—	1,637	1,637	—	—	5	5	—	(1,845)	(1,845)	—	—	—	625
Trade and Investment Attraction	—	—	221	1,434	9,412	34	—	530	564	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	16,258
Tourism	19	—	2,038	350	30,156	—	—	11,775	11,775	—	—	147	147	—	—	—	(1)	(4,606)	(4,607)	48,870
Tourism Marketing	4	—	1,896	162	21,283	—	—	1,510	1,510	—	—	37	37	—	—	—	(1)	(1,200)	(1,201)	26,658
Tourism Partnerships	5	—	112	188	7,618	—	—	10,235	10,235	—	—	85	85	—	—	—	—	(3,400)	(3,400)	18,913
Strategy and Policy	10	—	30	—	1,255	—	—	30	30	—	—	25	25	—	—	—	—	(6)	(6)	3,299
Major Investments Office	—	—	—	—	1,095	—	—	—	—	—	—	—	—	—	—	—	(1)	—	(1)	2,667
Competitiveness and Innovation	—	—	200	—	3,208	—	—	769	769	—	—	—	—	—	(15)	(15)	(1)	(1)	(2)	8,062
Economic Development	—	—	5	—	1,225	—	—	—	—	—	—	166	166	—	(1)	(1)	(1)	—	(1)	6,996
Economic Development	—	—	5	—	612	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,485
Mountain Pine Beetle Epidemic Response	—	—	—	—	171	—	—	—	—	—	—	166	166	—	—	—	—	—	—	911
BC Jobs and Investment Board	—	—	—	—	442	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	—	(1)	600
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	127,536	127,536	—	—	—	—	—	—	—	—	—	—	127,536
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	9,142	9,142	—	—	—	—	—	—	—	—	—	—	9,142
Forestry Innovation Investment Ltd	—	—	—	—	—	—	—	17,800	17,800	—	—	—	—	—	—	—	—	—	—	17,800
Industry Training Authority	—	—	—	—	—	—	—	94,444	94,444	—	—	—	—	—	—	—	—	—	—	94,444
BC Innovation Council	—	—	—	—	—	—	—	6,150	6,150	—	—	—	—	—	—	—	—	—	—	6,150
Executive and Support Services	—	—	114	15	890	—	—	—	—	—	—	142	142	—	—	—	—	—	—	5,648
Minister’s Office	—	—	1	—	152	—	—	—	—	—	—	67	67	—	—	—	—	—	—	1,050
Corporate Services	—	—	113	15	738	—	—	—	—	—	—	75	75	—	—	—	—	—	—	4,598

Total	28	—	2,901	4,085	61,852	484	50	313,763	314,297	—	—	460	460	—	(1,863)	(1,863)	(6)	(192,943)	(192,949)	234,108

Special Account(s)

					Total				Total				Total			Total			Total	Total 2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Northern Development Fund	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

Total	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF JUSTICE

($000)

VOTE 31 Attorney General Operations

Description	Total 2011/12 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Justice Services	104,514	12,977	—	2,984	—	15,961	—	176	12	716	210	369	—	—	1
Prosecution Services	106,761	83,347	548	19,170	—	103,065	1,779	1,352	—	4,417	176	2,919	—	—	375
Court Services	94,895	66,834	888	15,617	—	83,339	2,098	1,492	90	2,322	2,421	2,781	—	—	1,053
Legal Services	16,723	39,049	485	9,031	—	48,565	20	857	—	33,085	660	2,084	—	127	—
Agencies, Boards and Commissions	13,255	2,643	4	608	—	3,255	927	118	—	459	48	118	—	5	—
Executive and Support Services	17,091	6,972	106	1,642	105	8,825	—	287	731	117	4,268	304	—	12	4
Minister’s Office	1,231	668	—	192	105	965	—	144	—	—	—	40	—	—	3
Corporate Services	15,860	6,304	106	1,450	—	7,860	—	143	731	117	4,268	264	—	12	1

Total	353,239	211,822	2,031	49,052	105	263,010	4,824	4,282	833	41,116	7,783	8,575	—	144	1,433

VOTE 32 Solicitor General Operations

Description	Total 2011/12 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Corrections	191,843	116,229	3,444	26,853	—	146,526	—	1,152	1,431	3,647	1,780	2,237	—	—	7,607
Policing and Security Programs	294,202	6,420	15	1,477	—	7,912	—	349	264	1,456	331	569	—	—	81
Victim Services and Crime Prevention	41,857	5,938	74	1,366	—	7,378	—	104	36	505	126	232	—	—	—
Emergency Management BC	27,793	10,538	32	2,424	—	12,994	43	291	152	6,440	697	400	—	—	36
Office of the Superintendent of Motor Vehicles	4,492	3,274	6	753	—	4,033	—	45	445	83	125	150	—	—	—
Corporate Services	10,490	6,148	79	1,423	—	7,650	—	109	239	64	1,277	410	—	—	1

Total	570,677	148,547	3,650	34,296	—	186,493	43	2,050	2,567	12,195	4,336	3,998	—	—	7,725

VOTE 33 Judiciary

Description	Total 2011/12 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Judiciary	67,025	48,319	95	11,113	—	59,527	1,803	1,424	—	228	1,492	1,450	—	3	90
Superior Courts	14,339	9,521	65	2,190	—	11,776	—	136	—	71	1,285	545	—	—	16
Provincial Courts	52,686	38,798	30	8,923	—	47,751	1,803	1,288	—	157	207	905	—	3	74

Total	67,025	48,319	95	11,113	—	59,527	1,803	1,424	—	228	1,492	1,450	—	3	90

MINISTRY OF JUSTICE

($000)

VOTE 31 Attorney General Operations

					Total				Total				Total			Total			Total	Total 2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Justice Services	60	—	507	4	2,055	168	—	93,119	93,287	—	—	60	60	—	(1,200)	(1,200)	(10)	(3,492)	(3,502)	106,661
Prosecution Services	88	—	260	—	11,366	—	—	—	—	—	—	905	905	—	(1,720)	(1,720)	—	—	—	113,616
Court Services	1,393	—	3,916	338	17,904	—	—	—	—	—	—	1,236	1,236	—	—	—	—	(2,852)	(2,852)	99,627
Legal Services	—	—	93	—	36,926	—	—	—	—	—	—	313	313	—	(67,509)	(67,509)	(290)	(10)	(300)	17,995
Agencies, Boards and Commissions	—	—	30	—	1,705	—	—	—	—	8,893	—	—	8,893	—	(1)	(1)	(1)	(556)	(557)	13,295
Executive and Support Services	—	—	478	1,636	7,837	—	—	—	—	—	—	608	608	—	(125)	(125)	(1)	(1)	(2)	17,143
Minister’s Office	—	—	5	—	192	—	—	—	—	—	—	74	74	—	—	—	—	—	—	1,231
Corporate Services	—	—	473	1,636	7,645	—	—	—	—	—	—	534	534	—	(125)	(125)	(1)	(1)	(2)	15,912

Total	1,541	—	5,284	1,978	77,793	168	—	93,119	93,287	8,893	—	3,122	12,015	—	(70,555)	(70,555)	(302)	(6,911)	(7,213)	368,337

VOTE 32 Solicitor General Operations

					Total				Total				Total			Total			Total	Total 2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Corrections	964	—	4,027	1,560	24,405	—	—	35,909	35,909	—	—	182	182	—	(475)	(475)	—	(6,044)	(6,044)	200,503
Policing and Security Programs	159	—	176	61	3,446	72	—	341,883	341,955	—	—	66	66	—	(1,585)	(1,585)	(1)	(25,121)	(25,122)	326,672
Victim Services and Crime Prevention	—	—	180	—	1,183	100	12,343	30,119	42,562	—	—	1,000	1,000	(9,816)	(150)	(9,966)	—	(300)	(300)	41,857
Emergency Management BC	148	—	445	—	8,652	—	—	14,445	14,445	—	—	6	6	—	(2,582)	(2,582)	(1)	(5,721)	(5,722)	27,793
Office of the Superintendent of Motor Vehicles	—	—	143	1	992	—	—	2,129	2,129	—	—	1,603	1,603	—	(1)	(1)	(1)	(4,263)	(4,264)	4,492
Corporate Services	155	—	326	—	2,581	—	—	—	—	—	—	461	461	—	(200)	(200)	(1)	(1)	(2)	10,490

Total	1,426	—	5,297	1,622	41,259	172	12,343	424,485	437,000	—	—	3,318	3,318	(9,816)	(4,993)	(14,809)	(4)	(41,450)	(41,454)	611,807

VOTE 33 Judiciary

					Total				Total				Total			Total			Total	Total 2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Judiciary	70	—	749	—	7,309	4	—	175	179	—	—	26	26	—	—	—	—	—	—	67,041
Superior Courts	4	—	500	—	2,557	—	—	—	—	—	—	17	17	—	—	—	—	—	—	14,350
Provincial Courts	66	—	249	—	4,752	4	—	175	179	—	—	9	9	—	—	—	—	—	—	52,691

Total	70	—	749	—	7,309	4	—	175	179	—	—	26	26	—	—	—	—	—	—	67,041

MINISTRY OF JUSTICE

($000)

VOTE 34 Crown Proceeding Act

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 35 Independent Investigations Office

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Independent Investigations Office	—	4,604	—	1,580	—	6,184	—	720	125	600	273	138	—	—	18

Total	—	4,604	—	1,580	—	6,184	—	720	125	600	273	138	—	—	18

VOTE 36 British Columbia Utilities Commission

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Utilities Commission	1	2,672	231	661	—	3,564	436	87	—	1,612	244	249	—	25	—

Total	1	2,672	231	661	—	3,564	436	87	—	1,612	244	249	—	25	—

VOTE 37 Emergency Program Act

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	14,478	708	300	290	—	1,298	—	169	5	3,000	285	71	—	—	1,932

Total	14,478	708	300	290	—	1,298	—	169	5	3,000	285	71	—	—	1,932

Special Account(s)

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	—	470	—	108	—	578	—	43	1,873	—	24	40	—	22	—
Corrections Work Program Account	1,281	—	—	—	—	—	—	—	—	—	14	41	—	—	475
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Guardian and Trustee Operating Account	8,860	15,377	164	3,537	—	19,078	—	133	—	1,857	1,280	494	—	14	26
Victim Surcharge Special Account	13,504	1,320	—	304	—	1,624	—	11	—	—	27	26	—	—	—

Total	23,645	17,167	164	3,949	—	21,280	—	187	1,873	1,857	1,345	601	—	36	501

MINISTRY OF JUSTICE

($000)

VOTE 34 Crown Proceeding Act

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

Total	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

VOTE 35 Independent Investigations Office

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Independent Investigations Office	240	—	567	335	3,016	—	—	—	—	—	—	100	100	—	—	—	—	—	—	9,300

Total	240	—	567	335	3,016	—	—	—	—	—	—	100	100	—	—	—	—	—	—	9,300

VOTE 36 British Columbia Utilities Commission

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
British Columbia Utilities Commission	—	—	1	456	3,110	—	—	—	—	—	—	1	1	—	—	—	—	(6,674)	(6,674)	1

Total	—	—	1	456	3,110	—	—	—	—	—	—	1	1	—	—	—	—	(6,674)	(6,674)	1

VOTE 37 Emergency Program Act

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Emergency Program Act	1,880	—	139	—	7,481	150	5,299	250	5,699	—	—	—	—	—	—	—	—	—	—	14,478

Total	1,880	—	139	—	7,481	150	5,299	250	5,699	—	—	—	—	—	—	—	—	—	—	14,478

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Civil Forfeiture Account	—	—	—	—	2,002	1,282	—	—	1,282	—	—	130	130	—	—	—	—	(3,992)	(3,992)	—
Corrections Work Program Account	115	—	60	—	705	—	—	476	476	—	—	100	100	—	—	—	—	—	—	1,281
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Guardian and Trustee Operating Account	—	—	633	250	4,687	—	—	—	—	—	—	343	343	—	—	—	—	(15,215)	(15,215)	8,893
Victim Surcharge Special Account	—	—	—	—	64	2,000	—	—	2,000	9,816	—	—	9,816	—	—	—	—	—	—	13,504

Total	115	—	693	250	7,458	3,282	—	476	3,758	9,816	—	573	10,389	—	—	—	—	(19,207)	(19,207)	23,678

MINISTRY OF LABOUR, CITIZENS’ SERVICES AND OPEN GOVERNMENT

($000)

VOTE 38 Ministry Operations

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	17,406	18,947	227	4,473	—	23,647	—	453	119	2,087	3,478	1,170	—	20	436
Service BC Operations	16,246	12,900	173	3,048	—	16,121	—	381	2	60	528	553	—	—	26
BC Online	822	600	2	138	—	740	—	10	86	437	2,107	110	—	—	—
BC Registry Services	1	1,980	32	489	—	2,501	—	33	11	—	802	382	—	20	23
BC Stats	337	3,467	20	798	—	4,285	—	29	20	1,590	41	125	—	—	387
Strategic Initiatives	16,374	7,286	64	1,677	—	9,027	—	65	20	10	2,050	155	—	—	—
Office of the Chief Information Officer	12,442	9,746	50	2,241	—	12,037	—	215	951	1,050	1,438	386	—	—	—
Executive and Support Services	20,590	10,208	12	2,374	52	12,646	—	113	63	346	4,448	1,074	—	—	—
Minister’s Office	488	248	1	75	52	376	—	38	—	—	16	11	—	—	—
Corporate Services	20,102	9,960	11	2,299	—	12,270	—	75	63	346	4,432	1,063	—	—	—

Total	66,812	46,187	353	10,765	52	57,357	—	846	1,153	3,493	11,414	2,785	—	20	436

VOTE 39 Shared Services BC

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Logistics and Business Services	12,182	26,785	628	6,160	—	33,573	—	189	674	4,800	1,498	1,780	—	27	2,900
Integrated Workplace Solutions	260,510	14,106	34	3,244	—	17,384	—	400	300	400	200	400	—	—	23,000
Technology Solutions	161,452	27,873	253	6,845	—	34,971	—	71	1,048	1,693	155,656	575	—	—	—

Total	434,144	68,764	915	16,249	—	85,928	—	660	2,022	6,893	157,354	2,755	—	27	25,900

VOTE 40 Government Communications and Public Engagement

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Government Communications and Public Engagement	26,155	15,124	100	3,539	—	18,763	—	295	94	700	1,041	1,000	3,537	11	48

Total	26,155	15,124	100	3,539	—	18,763	—	295	94	700	1,041	1,000	3,537	11	48

MINISTRY OF LABOUR, CITIZENS’ SERVICES AND OPEN GOVERNMENT

($000)

VOTE 38 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Services to Citizens and Businesses	—	—	1,282	—	9,045	—	—	—	—	—	—	949	949	—	(6,807)	(6,807)	(400)	(9,028)	(9,428)	17,406
Service BC Operations	—	—	69	—	1,619	—	—	—	—	—	—	774	774	—	(1,068)	(1,068)	(400)	(800)	(1,200)	16,246
BC Online	—	—	5	—	2,755	—	—	—	—	—	—	92	92	—	—	—	—	(2,765)	(2,765)	822
BC Registry Services	—	—	1,200	—	2,471	—	—	—	—	—	—	78	78	—	(180)	(180)	—	(4,869)	(4,869)	1
BC Stats	—	—	8	—	2,200	—	—	—	—	—	—	5	5	—	(5,559)	(5,559)	—	(594)	(594)	337
Strategic Initiatives	—	—	1,685	—	3,985	—	—	6,410	6,410	—	—	37	37	—	(2,921)	(2,921)	(1)	(1)	(2)	16,536
Office of the Chief Information Officer	—	—	67	—	4,107	—	—	—	—	—	—	364	364	—	(2,620)	(2,620)	(1,296)	(150)	(1,446)	12,442
Executive and Support Services	9	—	59	—	6,112	—	—	—	—	—	—	1,838	1,838	—	(2)	(2)	(2)	(2)	(4)	20,590
Minister’s Office	—	—	2	—	67	—	—	—	—	—	—	45	45	—	—	—	—	—	—	488
Corporate Services	9	—	57	—	6,045	—	—	—	—	—	—	1,793	1,793	—	(2)	(2)	(2)	(2)	(4)	20,102

Total	9	—	3,093	—	23,249	—	—	6,410	6,410	—	—	3,188	3,188	—	(12,350)	(12,350)	(1,699)	(9,181)	(10,880)	66,974

VOTE 39 Shared Services BC

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Logistics and Business Services	1,950	—	825	548	15,191	—	—	—	—	—	—	73,005	73,005	—	(71,287)	(71,287)	(10,300)	(28,000)	(38,300)	12,182
Integrated Workplace Solutions	31	—	43,900	280,892	349,523	—	—	—	—	—	—	26,336	26,336	—	(23,003)	(23,003)	(68,200)	(35,930)	(104,130)	266,110
Technology Solutions	1	—	45,675	44	204,763	—	—	—	—	—	—	25	25	—	(62,852)	(62,852)	(6,252)	(9,203)	(15,455)	161,452

Total	1,982	—	90,400	281,484	569,477	—	—	—	—	—	—	99,366	99,366	—	(157,142)	(157,142)	(84,752)	(73,133)	(157,885)	439,744

VOTE 40 Government Communications and Public Engagement

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Government Communications and Public Engagement	—	—	335	40	7,101	—	—	—	—	—	—	572	572	—	(178)	(178)	(42)	(61)	(103)	26,155

Total	—	—	335	40	7,101	—	—	—	—	—	—	572	572	—	(178)	(178)	(42)	(61)	(103)	26,155

MINISTRY OF LABOUR, CITIZENS’ SERVICES AND OPEN GOVERNMENT

($000)

VOTE 41 Labour Programs

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	15,713	28,750	143	6,678	—	35,571	496	731	611	764	2,143	1,174	—	12	1
Employment Standards	7,833	5,799	50	1,334	—	7,183	—	200	—	—	100	254	—	—	—
Labour Relations Board	4,630	3,670	15	865	—	4,550	114	78	—	4	35	111	—	—	—
WorkSafeBC Funded Services	1	16,454	58	3,822	—	20,334	382	315	—	541	1,968	647	—	12	—
Corporate Services	3,249	2,827	20	657	—	3,504	—	138	611	219	40	162	—	—	1

Total	15,713	28,750	143	6,678	—	35,571	496	731	611	764	2,143	1,174	—	12	1

MINISTRY OF LABOUR, CITIZENS’ SERVICES AND OPEN GOVERNMENT

($000)

VOTE 41 Labour Programs

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Labour Programs	56	—	671	—	6,659	—	—	—	—	—	—	427	427	—	(503)	(503)	—	(26,441)	(26,441)	15,713
Employment Standards	50	—	146	—	750	—	—	—	—	—	—	—	—	—	—	—	—	(100)	(100)	7,833
Labour Relations Board	—	—	13	—	355	—	—	—	—	—	—	—	—	—	—	—	—	(275)	(275)	4,630
WorkSafeBC Funded Services	—	—	500	—	4,365	—	—	—	—	—	—	402	402	—	(1)	(1)	—	(25,099)	(25,099)	1
Corporate Services	6	—	12	—	1,189	—	—	—	—	—	—	25	25	—	(502)	(502)	—	(967)	(967)	3,249

Total	56	—	671	—	6,659	—	—	—	—	—	—	427	427	—	(503)	(503)	—	(26,441)	(26,441)	15,713

MINISTRY OF SOCIAL DEVELOPMENT

($000)

VOTE 42 Ministry Operations

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	1,578,275	78,066	—	17,955	—	96,021	—	1,267	3,349	1,337	5,589	3,045	—	—	—
Income Assistance - Program Management	107,422	78,066	—	17,955	—	96,021	—	1,267	3,349	1,337	5,589	3,045	—	—	—
Temporary Assistance	415,680	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	799,874	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Supplementary Assistance	255,299	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employment	55,488	11,316	—	2,603	—	13,919	—	1,076	—	345	3,862	1,037	—	—	—
Employment Programs	55,487	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	1	11,316	—	2,603	—	13,919	—	1,076	—	345	3,862	1,037	—	—	—
Community Living British Columbia	680,977	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	1,751	743	23	171	—	937	496	22	—	150	12	130	—	5	—
Executive and Support Services	21,972	9,058	102	2,084	53	11,297	—	174	26	40	4,233	590	—	—	—
Minister’s Office	551	323	1	74	53	451	—	52	—	—	1	11	—	—	—
Corporate Services	21,421	8,735	101	2,010	—	10,846	—	122	26	40	4,232	579	—	—	—

Total	2,338,463	99,183	125	22,813	53	122,174	496	2,539	3,375	1,872	13,696	4,802	—	5	—

MINISTRY OF SOCIAL DEVELOPMENT

($000)

VOTE 42 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Income Assistance	—	—	739	—	15,326	8,424	1,494,470	53,383	1,556,277	—	—	4,598	4,598	—	(2)	(2)	—	(12,500)	(12,500)	1,659,720
Income Assistance - Program Management	—	—	739	—	15,326	—	—	—	—	—	—	19	19	—	—	—	—	—	—	111,366
Temporary Assistance	—	—	—	—	—	—	429,335	—	429,335	—	—	3,101	3,101	—	(1)	(1)	—	(2,450)	(2,450)	429,985
Disability Assistance	—	—	—	—	—	—	852,074	1,900	853,974	—	—	1	1	—	—	—	—	(5,000)	(5,000)	848,975
Supplementary Assistance	—	—	—	—	—	8,424	213,061	51,483	272,968	—	—	1,477	1,477	—	(1)	(1)	—	(5,050)	(5,050)	269,394
Employment	192	—	—	—	6,512	—	—	335,501	335,501	—	—	104	104	—	—	—	—	(300,548)	(300,548)	55,488
Employment Programs	—	—	—	—	—	—	—	55,487	55,487	—	—	—	—	—	—	—	—	—	—	55,487
Labour Market Development Agreement	192	—	—	—	6,512	—	—	280,014	280,014	—	—	104	104	—	—	—	—	(300,548)	(300,548)	1
Community Living British Columbia	—	—	—	—	—	—	—	718,777	718,777	—	—	—	—	—	—	—	—	—	—	718,777
Employment and Assistance Appeal Tribunal	—	—	—	—	815	—	—	—	—	—	—	—	—	—	(1)	(1)	—	—	—	1,751
Executive and Support Services	211	—	2,725	365	8,364	—	—	—	—	—	—	1,558	1,558	—	(135)	(135)	—	(40)	(40)	21,044
Minister’s Office	11	—	—	—	75	—	—	—	—	—	—	25	25	—	—	—	—	—	—	551
Corporate Services	200	—	2,725	365	8,289	—	—	—	—	—	—	1,533	1,533	—	(135)	(135)	—	(40)	(40)	20,493

Total	403	—	3,464	365	31,017	8,424	1,494,470	1,107,661	2,610,555	—	—	6,260	6,260	—	(138)	(138)	—	(313,088)	(313,088)	2,456,780

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 43 Ministry Operations

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	10,821	26,553	1,432	6,108	—	34,093	—	3,036	4,191	78,121	2,256	1,138	—	10	15,926
Transportation Policy and Programs	2,384	1,337	10	308	—	1,655	—	57	—	489	5	87	—	—	3
Planning, Engineering and Construction	929	20,543	1,422	4,725	—	26,690	—	2,751	3,766	74,920	1,990	860	—	8	15,063
Partnerships	1	2,496	—	574	—	3,070	—	96	425	2,637	170	100	—	2	856
Port and Airport Development	6,242	811	—	187	—	998	—	60	—	25	7	55	—	—	4
Enhancing Economic Development	1,265	1,366	—	314	—	1,680	—	72	—	50	84	36	—	—	—
Public Transportation	331,831	3,355	—	772	—	4,127	—	145	550	30,200	40	104	—	4	180,232
Public Transit	161,217	3,355	—	772	—	4,127	—	145	550	30,200	40	104	—	4	9,618
Coastal Ferry Services	170,614	—	—	—	—	—	—	—	—	—	—	—	—	—	170,614
Highway Operations	454,828	54,626	353	12,564	—	67,543	—	4,490	3,969	12,721	4,089	2,302	—	235	456,682
Maintenance, Asset Preservation and Traffic Operations	420,387	39,170	209	9,009	—	48,388	—	3,840	3,969	12,671	3,288	1,870	—	39	438,787
Commercial Vehicle Safety and Enforcement	23,824	14,916	142	3,431	—	18,489	—	633	—	—	797	415	—	196	440
Inland Ferries	10,617	540	2	124	—	666	—	17	—	50	4	17	—	—	17,455
Commercial Passenger Transportation Regulation	1,319	796	2	183	—	981	140	51	—	3	11	84	—	1	6
Passenger Transportation Board	489	251	—	58	—	309	140	11	—	3	9	14	—	1	—
Passenger Transportation Branch	830	545	2	125	—	672	—	40	—	—	2	70	—	—	6
Executive and Support Services	8,123	6,209	173	1,446	53	7,881	—	260	28	99	197	401	—	10	—
Minister’s Office	545	296	—	86	53	435	—	70	—	—	8	13	—	—	—
Corporate Services	7,578	5,913	173	1,360	—	7,446	—	190	28	99	189	388	—	10	—

Total	806,922	91,539	1,960	21,073	53	114,625	140	7,982	8,738	121,144	6,593	4,029	—	260	652,846

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 43 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Transportation and Infrastructure Improvements	10,532	392,419	213	150	507,992	—	—	42,004	42,004	—	—	705	705	—	(1)	(1)	(537,676)	(36,296)	(573,972)	10,821
Transportation Policy and Programs	—	—	88	—	729	—	—	9,915	9,915	—	—	—	—	—	—	—	(5,915)	(4,000)	(9,915)	2,384
Planning, Engineering and Construction	10,500	391,919	—	150	501,927	—	—	27,000	27,000	—	—	351	351	—	(1)	(1)	(523,372)	(31,666)	(555,038)	929
Partnerships	32	500	—	—	4,818	—	—	—	—	—	—	350	350	—	—	—	(7,607)	(630)	(8,237)	1
Port and Airport Development	—	—	—	—	151	—	—	5,089	5,089	—	—	4	4	—	—	—	—	—	—	6,242
Enhancing Economic Development	—	—	125	—	367	—	—	—	—	—	—	—	—	—	—	—	(782)	—	(782)	1,265
Public Transportation	2,050	199,046	—	—	412,371	—	—	237,351	237,351	—	—	9	9	—	—	—	(322,025)	(2)	(322,027)	331,831
Public Transit	2,050	199,046	—	—	241,757	—	—	237,351	237,351	—	—	9	9	—	—	—	(322,025)	(2)	(322,027)	161,217
Coastal Ferry Services	—	—	—	—	170,614	—	—	—	—	—	—	—	—	—	—	—	—	—	—	170,614
Highway Operations	18,038	243,932	5,338	748	752,544	—	—	50	50	—	—	370	370	—	(1)	(1)	(360,249)	(5,429)	(365,678)	454,828
Maintenance, Asset Preservation and Traffic Operations	15,591	241,819	4,932	371	727,177	—	—	50	50	—	—	170	170	—	(1)	(1)	(350,544)	(4,853)	(355,397)	420,387
Commercial Vehicle Safety and Enforcement	2,447	—	406	377	5,711	—	—	—	—	—	—	200	200	—	—	—	—	(576)	(576)	23,824
Inland Ferries	—	2,113	—	—	19,656	—	—	—	—	—	—	—	—	—	—	—	(9,705)	—	(9,705)	10,617
Commercial Passenger Transportation Regulation	13	—	23	—	332	—	—	—	—	—	—	8	8	—	(1)	(1)	—	(1)	(1)	1,319
Passenger Transportation Board	—	—	3	—	181	—	—	—	—	—	—	1	1	—	(1)	(1)	—	(1)	(1)	489
Passenger Transportation Branch	13	—	20	—	151	—	—	—	—	—	—	7	7	—	—	—	—	—	—	830
Executive and Support Services	25	—	47	—	1,067	—	—	—	—	—	—	58	58	—	(1)	(1)	(575)	(308)	(883)	8,122
Minister’s Office	—	—	—	—	91	—	—	—	—	—	—	18	18	—	—	—	—	—	—	544
Corporate Services	25	—	47	—	976	—	—	—	—	—	—	40	40	—	(1)	(1)	(575)	(308)	(883)	7,578

Total	30,658	835,397	5,621	898	1,674,306	—	—	279,405	279,405	—	—	1,150	1,150	—	(4)	(4)	(1,220,525)	(42,036)	(1,262,561)	806,921

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 44 Management of Public Funds and Debt

	Total
	2011/12					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,349,298	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,349,301	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 44 Management of Public Funds and Debt

																				Total
					Total				Total				Total			Total			Total	2012/13
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Borrowing for Government Operating and Capital Funding	—	—	—	—	—	—	—	—	—	—	1,284,124	12,282	1,296,406	—	—	—	(8,918)	—	(8,918)	1,287,488
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	1,037,999	1,037,999	—	—	—	(303,211)	(734,787)	(1,037,998)	1
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	709	709	—	—	—	—	(708)	(708)	1
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	24,592	24,592	—	—	—	—	(24,591)	(24,591)	1

Total	—	—	—	—	—	—	—	—	—	—	1,284,124	1,075,582	2,359,706	—	—	—	(312,129)	(760,086)	(1,072,215)	1,287,491

OTHER APPROPRIATIONS

($000)

VOTE 45 Contingencies (All Ministries) and New Programs

Description	Total 2011/12 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
General Programs	602,942	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General Programs	542,942	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Climate Action and Clean Energy	40,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2010 Sports and Arts Legacy	20,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	602,942	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 46 Capital Funding

Description	Total 2011/12 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	1,543,311	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post Secondary Institutions	140,935	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	449,801	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	161,262	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	463,255	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Capital Projects	328,058	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,543,311	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 45 Contingencies (All Ministries) and New Programs

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2012/13 Operating Expenses
General Programs	—	—	—	—	—	—	—	—	—	—	—	300,000	300,000	—	—	—	—	—	—	300,000
General Programs	—	—	—	—	—	—	—	—	—	—	—	240,000	240,000	—	—	—	—	—	—	240,000
Climate Action and Clean Energy	—	—	—	—	—	—	—	—	—	—	—	40,000	40,000	—	—	—	—	—	—	40,000
2010 Sports and Arts Legacy	—	—	—	—	—	—	—	—	—	—	—	20,000	20,000	—	—	—	—	—	—	20,000

Total	—	—	—	—	—	—	—	—	—	—	—	300,000	300,000	—	—	—	—	—	—	300,000

VOTE 46 Capital Funding

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2012/13 Operating Expenses
Capital Funding	—	—	—	—	—	—	—	1,061,586	1,061,586	—	—	—	—	—	—	—	—	—	—	1,061,586
Post Secondary Institutions	—	—	—	—	—	—	—	143,781	143,781	—	—	—	—	—	—	—	—	—	—	143,781
Schools	—	—	—	—	—	—	—	435,461	435,461	—	—	—	—	—	—	—	—	—	—	435,461
Housing	—	—	—	—	—	—	—	44,506	44,506	—	—	—	—	—	—	—	—	—	—	44,506
Health Facilities	—	—	—	—	—	—	—	437,838	437,838	—	—	—	—	—	—	—	—	—	—	437,838
Other Capital Projects	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	1,061,586	1,061,586	—	—	—	—	—	—	—	—	—	—	1,061,586

OTHER APPROPRIATIONS

($000)

VOTE 47 Commissions on Collection of Public Funds

Description	Total 2011/12 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	19,395	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Sport and Cultural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	447	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	11,150	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands and Natural Resource Operations	1,328	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	878	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Tourism and Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Justice	5,076	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour, Citizens’ Services and Open Government	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	25	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(19,394)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 47 Commissions on Collection of Public Funds

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2012/13 Operating Expenses
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	20,679	20,679	—	—	—	—	—	—	20,679
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Community, Sport and Cultural Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy and Mines	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	13,000	13,000	—	—	—	—	—	—	13,000
Ministry of Forests, Lands and Natural Resource Operations	—	—	—	—	—	—	—	—	—	—	—	1,259	1,259	—	—	—	—	—	—	1,259
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	878	878	—	—	—	—	—	—	878
Ministry of Jobs, Tourism and Innovation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Justice	—	—	—	—	—	—	—	—	—	—	—	5,025	5,025	—	—	—	—	—	—	5,025
Ministry of Labour, Citizens’ Services and Open Government	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Social Development	—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	25	25	—	—	—	—	—	—	25
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(20,679)	—	(20,679)	(20,678)

Total	—	—	—	—	—	—	—	—	—	—	—	20,680	20,680	—	—	—	(20,679)	—	(20,679)	1

OTHER APPROPRIATIONS

($000)

VOTE 48 Allowances for Doubtful Revenue Accounts

Description	Total 2011/12 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	123,510	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Sport and Cultural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	600	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	94,910	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands and Natural Resource Operations	5,570	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	2,871	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Tourism and Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Justice	11,460	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour, Citizens’ Services and Open Government	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development	8,029	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(123,509)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 49 Tax Transfers

Description	Total 2011/12 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Personal Tax Transfers	569,392	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Low Income Climate Action Tax Credits	183,977	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sales Tax / BC HST Credits	316,381	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Small Business Venture Capital Tax Credits	25,750	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Personal Income Tax Credits	34,750	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Family Bonus	8,534	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Tax Transfers	367,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Film and Television Tax Credits	56,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Services Tax Credits	160,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Scientific Research and Experimental Development Tax Credits	77,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interactive Digital Media Tax Credits	35,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Corporate Income Tax Credits	38,750	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	936,392	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 48 Allowances for Doubtful Revenue Accounts

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2012/13 Operating Expenses
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	151,470	151,470	—	—	—	—	—	—	151,470
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Community, Sport and Cultural Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy and Mines	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	600	600	—	—	—	—	—	—	600
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	122,200	122,200	—	—	—	—	—	—	122,200
Ministry of Forests, Lands and Natural Resource Operations	—	—	—	—	—	—	—	—	—	—	—	5,670	5,670	—	—	—	—	—	—	5,670
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	2,871	2,871	—	—	—	—	—	—	2,871
Ministry of Jobs, Tourism and Innovation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Justice	—	—	—	—	—	—	—	—	—	—	—	12,030	12,030	—	—	—	—	—	—	12,030
Ministry of Labour, Citizens’ Services and Open Government	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Social Development	—	—	—	—	—	—	—	—	—	—	—	8,029	8,029	—	—	—	—	—	—	8,029
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(151,470)	—	(151,470)	(151,469)

Total	—	—	—	—	—	—	—	—	—	—	—	151,471	151,471	—	—	—	(151,470)	—	(151,470)	1

VOTE 49 Tax Transfers

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2012/13 Operating Expenses
Personal Tax Transfers	—	—	—	—	—	—	632,250	—	632,250	—	—	—	—	—	—	—	—	—	—	632,250
Low Income Climate Action Tax Credits	—	—	—	—	—	—	190,000	—	190,000	—	—	—	—	—	—	—	—	—	—	190,000
Sales Tax / BC HST Credits	—	—	—	—	—	—	328,250	—	328,250	—	—	—	—	—	—	—	—	—	—	328,250
Small Business Venture Capital Tax Credits	—	—	—	—	—	—	28,000	—	28,000	—	—	—	—	—	—	—	—	—	—	28,000
Other Personal Income Tax Credits	—	—	—	—	—	—	81,500	—	81,500	—	—	—	—	—	—	—	—	—	—	81,500
BC Family Bonus	—	—	—	—	—	—	4,500	—	4,500	—	—	—	—	—	—	—	—	—	—	4,500
Corporate Tax Transfers	—	—	—	—	—	—	459,155	—	459,155	—	—	—	—	—	—	—	—	—	—	459,155
Film and Television Tax Credits	—	—	—	—	—	—	70,000	—	70,000	—	—	—	—	—	—	—	—	—	—	70,000
Production Services Tax Credits	—	—	—	—	—	—	217,417	—	217,417	—	—	—	—	—	—	—	—	—	—	217,417
Scientific Research and Experimental Development Tax Credits	—	—	—	—	—	—	79,154	—	79,154	—	—	—	—	—	—	—	—	—	—	79,154
Interactive Digital Media Tax Credits	—	—	—	—	—	—	37,917	—	37,917	—	—	—	—	—	—	—	—	—	—	37,917
Other Corporate Income Tax Credits	—	—	—	—	—	—	54,667	—	54,667	—	—	—	—	—	—	—	—	—	—	54,667

Total	—	—	—	—	—	—	1,091,405	—	1,091,405	—	—	—	—	—	—	—	—	—	—	1,091,405

OTHER APPROPRIATIONS

($000)

VOTE 50 Auditor General for Local Government

Description	Total 2011/12 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Auditor General for Local Government	—	940	24	216	—	1,180	35	120	390	350	225	300	—	—	—

Total	—	940	24	216	—	1,180	35	120	390	350	225	300	—	—	—

VOTE 51 Environmental Appeal Board and Forest Appeals Commission

Description	Total 2011/12 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Appeal Board and Forest Appeals Commission	2,075	775	3	190	—	968	346	52	—	251	152	85	—	18	5
Administration and Support Services	1,410	775	3	190	—	968	1	15	—	21	152	50	—	—	5
Environmental Appeal Board	331	—	—	—	—	—	183	20	—	105	—	15	—	8	—
Forest Appeals Commission	334	—	—	—	—	—	162	17	—	125	—	20	—	10	—

Total	2,075	775	3	190	—	968	346	52	—	251	152	85	—	18	5

VOTE 52 Forest Practices Board

Description	Total 2011/12 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,815	1,893	—	435	—	2,328	105	120	—	475	264	97	—	22	—

Total	3,815	1,893	—	435	—	2,328	105	120	—	475	264	97	—	22	—

OTHER APPROPRIATIONS

($000)

VOTE 50 Auditor General for Local Government

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2012/13 Operating Expenses
Auditor General for Local Government	—	—	—	—	1,420	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	2,600

Total	—	—	—	—	1,420	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	2,600

VOTE 51 Environmental Appeal Board and Forest Appeals Commission

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2012/13 Operating Expenses
Environmental Appeal Board and Forest Appeals Commission	—	—	5	175	1,089	—	—	—	—	—	—	20	20	—	(1)	(1)	—	(1)	(1)	2,075
Administration and Support Services	—	—	5	175	424	—	—	—	—	—	—	20	20	—	(1)	(1)	—	(1)	(1)	1,410
Environmental Appeal Board	—	—	—	—	331	—	—	—	—	—	—	—	—	—	—	—	—	—	—	331
Forest Appeals Commission	—	—	—	—	334	—	—	—	—	—	—	—	—	—	—	—	—	—	—	334

Total	—	—	5	175	1,089	—	—	—	—	—	—	20	20	—	(1)	(1)	—	(1)	(1)	2,075

VOTE 52 Forest Practices Board

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2012/13 Operating Expenses
Forest Practices Board	180	—	28	196	1,487	—	—	—	—	—	—	4	4	—	(1)	(1)	(1)	(2)	(3)	3,815

Total	180	—	28	196	1,487	—	—	—	—	—	—	4	4	—	(1)	(1)	(1)	(2)	(3)	3,815

EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is comprised of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50            Base Salaries — includes the cost of the base salaries, overtime pay and lump sum payments for all permanent and temporary direct employees of the government.

51            Supplementary Salary Costs — includes the cost of extra pay for certain types of work such as shift differentials, premiums and allowances.

52            Employee Benefits — includes the cost of employer contributions to employee benefit plans and pensions. Other benefits paid by the employer such as relocation and transfer expenses are also included.

54            Legislative Salaries and Indemnities — includes the cost of the annual M.L.A. indemnity and supplementary salaries as authorized under section 4 of the Members’ Remuneration and Pensions Act. Salaries for the Officers of the Legislature are also included.

OPERATING COSTS

55            Boards, Commissions and Courts — Fees and Expenses — includes fees paid to board and commission members, juries and witnesses, and related travel and out-of pocket expenses.

57            Public Servant Travel — includes travel expenses of government employees and officials on government business including prescribed allowances.

59            Centralized Management Support Services — includes central agency charges to ministries for services such as legal services.

60            Professional Services — includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63            Information Systems — Operating — includes all contract fees and costs related to data, voice, image and text processing operations and services such as data and word processing, data communications charges, supplies, repairs, maintenance and short-term rentals of information processing equipment.

65            Office and Business Expenses — includes supplies and services required for the operation of offices.

67            Informational Advertising and Publications — includes costs associated with non-statutory advertising and general publications. 68 Statutory Advertising and Publications — includes costs associated with special notices and publications required by statute and regulations.

69            Utilities, Materials, and Supplies — includes the cost of services such as the supply of water and electricity, materials and supplies required for normal operation of government services and food for institutions.

70            Operating Equipment and Vehicles — includes the costs associated with the repair and maintenance of government vehicles, and operating machinery and equipment.

72            Non-Capital Roads and Bridges — includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73            Amortization — includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75            Building Occupancy Charges — includes payments to the private sector, for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77            Transfers — Grants — includes discretionary grants to individuals, businesses, non-profit associations and others, where there are no contractual requirements.

79            Transfers — Entitlements — includes non-discretionary payments to individuals, businesses or other entities, where eligible recipients must be paid under statute, formula or regulation, and where there are no ongoing contractual requirements.

80            Transfers — Agreements — includes payments and reimbursements under contract, formal agreement, or shared cost agreement to individuals, businesses, or other entities for purposes specified in an agreement.

EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS — Continued

OTHER EXPENSES

81            Transfers Between Votes and Special Accounts — includes transfers (payments) between a vote and a special account.

83            Interest on the Public Debt — includes only interest payments on the direct provincial debt borrowed for government purposes.

85            Other Expenses — includes expenses such as financing costs and valuation allowances and other expenses which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86            Recoveries Between Votes and Special Accounts — includes recoveries between a vote and a special account.

88            Recoveries Within the Consolidated Revenue Fund — includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89            Recoveries Within the Government Reporting Entity — includes costs and amounts recovered from government corporations, organizations and agencies, the offset for commissions paid for the collection of government revenues and accounts, and the write-off of uncollectible revenue related accounts.

90            Recoveries External to the Government Reporting Entity — includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land                     Land — includes the purchased or acquired value for parks and other recreation land and land directly associated with capitalized infrastructure (buildings, ferries and bridges) but does not include land held for resale.

LI                                     Land Improvements — includes the capital cost of improvements to dams and water management systems and recreation areas.

Bldg                       Buildings — includes the purchase, construction or major improvement of buildings owned by the Consolidated Revenue Fund.

SpE                           Specialized Equipment — includes the purchase or capital lease cost of heavy equipment such as tractors and trailers, as well as telecommunications relay towers and switching equipment.

FE                                  Office Furniture and Equipment — includes the cost or capital lease cost of office furniture and equipment.

Veh                           Vehicles — includes the purchase or capital lease cost of passenger, light truck and utility vehicles.

Info                          Information Systems — includes the purchase or capital lease cost of mainframe and other systems hardware, software and related equipment.

TI                                    Tenant Improvements — includes the cost or capital lease cost of improvements to leased space.

Roads              Roads — includes the capital costs for construction or major improvements of roads, highways, bridges and ferries.

Ministry of Finance

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